EXHIBIT 99

TERM SHEETS

CMBS New Issue Term Sheet

$534,834,000 (approximate)

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates
Series 2003-C4
Offered Classes A-1, A-2, B, C, D and E
Certificates

Wachovia Bank, National Association,
LaSalle Bank National Association,
Nomura Credit & Capital, Inc. and
Artesia Mortgage Capital Corporation

Mortgage Loan Sellers

Wachovia Bank, National Association

Master Servicer

Clarion Partners, LLC

Special Servicer

March 2003

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Structure

Pool Characteristics

Top 10

TABLE OF CONTENTS

Transaction Structure
Structure Overview	3
Structure Schematic	4
Transaction Terms	5

Mortgage Pool Characteristics as of the Cut-Off Date
General Characteristics	9
Property Type	10
Property Location	11
Cut-Off Date Balance of Mortgage Loans	12
Mortgage Rate	13
Underwritten Debt Service Coverage Ratio	14
Cut-Off Date Loan-to-Value Ratio	15
Maturity Date or ARD Loan-to-Value Ratio	15
Original Term to Maturity or ARD	16
Remaining Term to Maturity or ARD	16
Seasoning	17
Original Amortization Term	18
Remaining Stated Amortization Term	18
Prepayment Provisions Summary	19
Prepayment Provision Based on Outstanding Principal Balance	19

Ten Largest Mortgage Loans	21
S&P Portfolio	22
Pico Rivera Towne Center	28
Portland Office Portfolio	31
Mesa Regal RV Resort	36
King Farm Village Center	38
Dogwood Festival Market	41
Fair Lakes Center	44
Lexington Crossing Apartments	47
Point Plaza East	49
Pacific Park Apartments	52

Additional Mortgage Loan Information	54

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Structure

Transaction Structure

Structure Overview

OFFERED CERTIFICATES

	Expected			Approx.				Assumed
	Ratings			% of	Approx.	Weighted		Final
			Certificate	Cut-Off Date	Credit	Average	Principal	Distribution
Class	S&P	Fitch	Balance(1)	Pool Balance	Support	Life (yrs)(2)	Window(2)	Date(2)	Rate Type

A-1	AAA	AAA	$80,500,000	9.027%	21.000%	3.50	05/03-02/08	02/15/2008	Fixed

A-2	AAA	AAA	$374,075,000	41.948%	21.000%	7.98	02/08-03/13	03/15/2013	Fixed

B	AA	AA	$34,556,000	3.875%	17.125%	9.93	03/13-03/13	03/15/2013	Fixed

C	AA-	AA-	$11,147,000	1.250%	15.875%	9.93	03/13-03/13	03/15/2013	Fixed

D	A	A	$22,294,000	2.500%	13.375%	9.97	03/13-04/13	04/15/2013	Fixed

E	A-	A-	$12,262,000	1.375%	12.000%	10.01	04/13-04/13	04/15/2013	Fixed

NON-OFFERED CERTIFICATES

	Expected				Approx.				Assumed
	Ratings				% of	Approx.	Weighted		Final
			Certificate		Cut-Off Date	Credit	Average	Principal	Distribution
Class	S&P	Fitch	Balance(1)		Pool Balance	Support	Life (yrs)(2)	Window(2)	Date(2)	Rate Type

A-1A(4)	(4)	(4)	$249,922,000		28.025%	21.000%	(4)	(4)	(4)	Fixed

F(4)	(4)	(4)	$12,262,000		1.375%	10.625%	(4)	(4)	(4)	Fixed(3)

G(4)	(4)	(4)	$12,261,000		1.375%	9.250%	(4)	(4)	(4)	WAC(5)

H(4)	(4)	(4)	$12,262,000		1.375%	7.875%	(4)	(4)	(4)	WAC(5)

J(4)	(4)	(4)	$20,065,000		2.250%	5.625%	(4)	(4)	(4)	Fixed

K(4)	(4)	(4)	$8,918,000		1.000%	4.625%	(4)	(4)	(4)	Fixed

L(4)	(4)	(4)	$6,688,000		0.750%	3.875%	(4)	(4)	(4)	Fixed

M(4)	(4)	(4)	$6,688,000		0.750%	3.125%	(4)	(4)	(4)	Fixed

N(4)	(4)	(4)	$1,115,000		0.125%	3.000%	(4)	(4)	(4)	Fixed

O(4)	(4)	(4)	$4,459,000		0.500%	2.500%	(4)	(4)	(4)	Fixed

P(4)	(4)	(4)	$22,294,534		2.500%	0.000%	(4)	(4)	(4)	Fixed

X-C(4)	(4)	(4)	$891,768,534	(6)	N/A	N/A	N/A	N/A	(4)	Variable

X-P(4)	(4)	(4)	$846,619,000	(6)	N/A	N/A	N/A	N/A	(4)	Variable

(1)	In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2)	As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under “YIELD AND MATURITY CONSIDERATIONS — Yield Considerations” in the preliminary prospectus supplement.

(3)	The Pass-Through Rate applicable to the Class F Certificates for any Distribution Date will be subject to a maximum rate of the applicable Weighted Average Net Mortgage Rate for such date.

(4)	Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(5)	The Pass-Through Rate applicable to the Class G and Class H Certificates for any Distribution Date will be equal to the applicable Weighted Average Net Mortgage Rate for such date less [ ]% per annum.

(6)	The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to each component of the Class X Certificates for each distribution date will equal the rate specified in the preliminary prospectus supplement.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Structure Schematic

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Structure

Transaction Terms

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED MARCH 2003.

Issue Type	Sequential pay REMIC. Class A-1, A-2, B, C, D and E Certificates (the “Offered Certificates”) are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

Cut-Off Date	All Mortgage Loan characteristics are based on balances as of the Cut-Off Date, April 11, 2003 (or in the case of 47 Mortgage Loans, April 1, 2003). All percentages presented herein are approximate.

Mortgage Pool	The Mortgage Pool consists of 140 Mortgage Loans (the “Mortgage Loans”) with an aggregate balance as of the Cut-Off Date of $891,768,535 (the “Cut-Off Date Pool Balance”), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 147 properties (the “Mortgaged Properties”) located throughout 33 states and the District of Columbia. The Mortgage Pool will be deemed to consist of 2 loan groups (“Loan Group 1” and “Loan Group 2” and, collectively, the “Loan Groups”). Loan Group 1 will consist of (i) all of the Mortgage Loans that are not secured by Mortgaged Properties that are multifamily properties and/or mobile home park properties, (ii) 2 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties and (iii) 1 Mortgage Loan that is secured by a Mortgaged Property that is a mobile home property. Loan Group 1 is expected to consist of 84 Mortgage Loans, with an aggregate balance as of the Cut-Off Date of $641,845,698 (the “Cut-Off Date Group 1 Balance”). Loan Group 2 will consist of 42 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties and 14 Mortgage Loans that are secured by Mortgaged Properties that are mobile home park properties. Loan Group 2 is expected to consist of 56 Mortgage Loans, with an aggregate balance as of the Cut-Off Date of $249,922,837 (the “Cut-Off Date Group 2 Balance” and collectively with the Cut-Off Date Group 1 Balance, the “Cut-Off Date Group Balances”).

Depositor	Wachovia Commercial Mortgage Securities, Inc.

Mortgage Loan Sellers	Wachovia Bank, National Association	52.9% of the Cut-Off Date Pool Balance
	LaSalle Bank National Association	19.8% of the Cut-Off Date Pool Balance
	Nomura Credit & Capital, Inc.	16.2% of the Cut-Off Date Pool Balance
	Artesia Mortgage Capital Corporation	11.1% of the Cut-Off Date Pool Balance

Underwriters	Wachovia Securities, Inc., ABN AMRO Incorporated and Nomura Securities International, Inc.

Trustee	Wells Fargo Bank Minnesota, N.A.

Master Servicer	Wachovia Bank, National Association

Special Servicer	Clarion Partners, LLC

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Transaction Terms

Paying Agent	LaSalle Bank National Association

Rating Agencies	Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., (“S&P”) and Fitch Ratings (“Fitch”).

Denominations	$10,000 minimum for Offered Certificates.

Closing Date	On or about April 10, 2003.

Settlement Terms	Book-entry through DTC for all Offered Certificates.

Distribution Date	The 15th day of each month, or if such 15th day is not a business day, the next succeeding business day, commencing with respect to the Offered Certificates in May 2003.

Determination Date	For any Distribution Date, the fourth business day prior to the related Distribution Date.

Interest Distributions	Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest on the Offered Certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each Distribution Date in sequential order of class designations with Class A-1, Class A-2, Class A-1A, Class X-C and Class X-P ranking pari passu in entitlement to interest.

Principal Distributions	Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/ numerical Class designation until its Certificate Balance is reduced to zero. Generally, the Class A-1 and Class A-2 certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-2 Certificates has been reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero but any two of Class A-1, Class A-2 and/or Class A-1A Certificates remain outstanding, payments of principal to the outstanding Class A-1, Class A-2 and Class A-1A Certificates will be made on a pro rata basis.

Losses	Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class A-1, Class A-2 and Class A-1A Certificates.

Prepayment Premiums and Yield Maintenance Charges	Any Prepayment Premiums or Yield Maintenance Charges will be distributed to Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered Certificates and Class A-1A, Class F, Class G and Class H Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges (in the case of the Class A-1, Class A-2 and Class A-1A Certificates, to the extent related to the particular Loan Group) equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Structure

Transaction Terms

of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the applicable Principal Distribution Amount for such Distribution Date.

The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed to the holders of the Class X-C Certificates (not offered hereby).

Advances	The Master Servicer and, if it fails to do so, the Trustee, will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable and in the case of P&I Advances subject to Appraisal Reductions that may occur.

Appraisal Reductions	An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage Loan. As a result of calculating an Appraisal Reduction Amount for a given Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

Optional Termination	The Master Servicer, the Special Servicer and certain Certificateholders will have the option to terminate the Trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

The Trust may also be terminated under certain circumstances when the Offered Certificates have been paid in full upon the consent of all of the holders of the then outstanding certificates and the Master Servicer.

Controlling Class	The Class of Sequential Pay Certificates (a) which bears the latest alphabetical Class designation and (b) the Certificate Balance of which is greater than 25% of its original Certificate Balance provided, however, that if no Class of Sequential Pay Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding Class of Sequential Pay Certificates bearing the latest alphabetical Class designation.

ERISA	The Offered Certificates are expected to be ERISA eligible.

SMMEA	The Offered Certificates are not expected to be “mortgage-related securities” for the purposes of SMMEA.

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Transaction Terms

Contact	Wachovia Securities, Inc. William J. Cohane (704) 374-6161 (Phone) (704) 383-7639 (Fax) Scott Fuller (704) 715-1235 (Phone) (704) 715-1214 (Fax) Bob Ricci (704) 715-1235 (Phone) (704) 715-1214 (Fax)	ABN AMRO Incorporated Frank Forelle (212) 409-7587 (Phone) (212) 409-7849 (Fax) Gerald Sneider (212) 409-7587 (Phone) (212) 409-7849 (Fax) Steven R. Adang (212) 409-6206 (Phone) (212) 409-7849 (Fax)	Nomura Securities International, Inc.

Mark Brown
(212) 667-9087 (Phone)
(646) 587-9087 (Fax)

Bruce Viergever
(212) 667-9151 (Phone)
(646) 587-9151 (Fax)

Kurt Kaline
(212) 667-2485 (Phone)
(212) 667-9680 (Fax)

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date

GENERAL CHARACTERISTICS

	All
	Mortgage		Loan		Loan
	Loans		Group 1		Group 2

Number of Mortgage Loans	140		84		56
Number of Crossed Loan Pools	2		2		0
Number of Mortgaged Properties	147		85		62
Aggregate Balance of all Mortgage Loans	$891,768,535		$641,845,698		$249,922,837

Number of Mortgage Loans with Balloon Payments(1)	100		53		47
Aggregate Balance of Mortgage Loans with Balloon Payments (1)	$660,255,938		$430,049,382		$230,206,556

Number of Mortgage Loans with Anticipated Repayment Date	31		26		5
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date	$203,438,793		$193,558,793		$9,880,000

Number of Fully Amortizing Mortgage Loans	9		5		4
Aggregate Balance of Fully Amortizing Mortgage Loans	$28,073,804		$18,237,523		$9,836,281

Average Balance of Mortgage Loans	$6,369,775		$7,641,020		$4,462,908
Minimum Balance of Mortgage Loans	$507,614		$507,614		$1,097,500
Maximum Balance of Mortgage Loans	$33,500,000		$33,500,000		$20,730,000

Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans	40,702,284		$40,702,284		$0

Weighted Average LTV ratio	73.4%		72.6%		75.5%
Minimum LTV ratio	37.6%		37.6%		45.6%
Maximum LTV ratio	80.1%		80.1%		79.9%

Weighted Average DSCR(2)	1.47	x	1.46	x	1.47	x
Minimum DSCR(2)	1.15	x	1.15	x	1.23	x
Maximum DSCR(2)	2.18	x	2.18	x	1.94	x

Weighted Average LTV at Maturity or Anticipated Repayment Date(2)	60.9%		60.5%		61.8%

Weighted Average Mortgage Loan interest rate	5.699%		5.709%		5.674%
Minimum Mortgage Loan interest rate	5.100%		5.190%		5.100%
Maximum Mortgage Loan interest rate	8.200%		8.200%		6.900%

Weighted Average Remaining Term to Maturity Date or Anticipated Repayment Date (months)	108		106		114
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months)	57		57		57
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months)	236		236		202

(1)	Not including Mortgage Loans with Anticipated Repayment Dates.
(2)	For purposes of determining the underwritten DSC Ratio of 4 Mortgage Loans (loan numbers 21, 59, 86 and 91), representing 2.6% of the Cut-Off Date Pool Balance (3 Mortgage Loans (loan numbers 59, 86 and 91), representing 1.8% of the Cut-Off Date Group 1 Balance, and 1 Mortgage Loan (loan number 21), representing 4.7% of the Cut-Off Date Group 2 Balance), the debt service payments were reduced by amounts available under a letter of credit. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Mortgage Pool Characteristics as of the Cut-Off Date*

PROPERTY TYPE

				% of	% of
		Aggregate	% of	Cut-Off	Cut-Off				Average	Min/Max	Weighted
	Number of	Cut-Off	Initial	Date	Date	Weighted		Min/Max	Cut-Off	Cut-Off	Average
	Mortgaged	Date	Pool	Group 1	Group 2	Average		DSCR	Date	Date	Mortgage
Property Type	Properties	Balance	Balance	Balance	Balance	DSCR		Weighted	LTV Ratio	LTV Ratio	Rate

Retail	60	$375,705,763	42.1%	58.5%	0.0%	1.47	x	1.15x/2.18x	73.0%	37.6%/80.1%	5.797%

Retail – Anchored	44	288,812,013	32.4	45.0	0.0	1.47	x	1.25x/2.18x	73.5%	53.7%/80.1%	5.762%

Retail – Shadow Anchored(1)	11	62,383,709	7.0	9.7	0.0	1.44	x	1.15x/1.67x	71.6%	61.2%/76.6%	5.908%

Retail – Unanchored	5	24,510,041	2.7	3.8	0.0	1.47	x	1.42x/1.51x	69.7%	37.6%/76.2%	5.923%

Multifamily	50	231,042,041	25.9	3.5	83.4	1.45	x	1.23x/1.94x	75.5%	45.6%/79.9%	5.622%

Office	14	145,560,205	16.3	22.7	0.0	1.45	x	1.23x/1.66x	74.4%	63.7%/80.0%	5.699%

Mobile Home Park	15	71,552,019	8.0	4.7	16.6	1.51	x	1.31x/1.69x	70.4%	63.0%/79.6%	5.627%

Mixed Use	5	45,985,557	5.2	7.2	0.0	1.44	x	1.30x/1.67x	70.7%	45.4%/76.1%	5.367%

Industrial	3	21,922,949	2.5	3.4	0.0	1.58	x	1.41x/2.04x	66.8%	45.0%/74.7%	5.771%

	147	$891,768,535	100.0%	100.0%	100.0%	1.47	x	1.15x/2.18x	73.4%	37.6%/80.1%	5.699%

(1)	A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

*	For purposes of determining the underwritten DSC Ratio of 4 Mortgage Loans (loan numbers 21, 59, 86 and 91), representing 2.6% of the Cut-Off Date Pool Balance (3 Mortgage Loans (loan numbers 59, 86 and 91), representing 1.8% of the Cut-Off Date Group 1 Balance, and 1 Mortgage Loan (loan number 21), representing 4.7% of the Cut-Off Date Group 2 Balance), the debt service payments were reduced by amounts available under a letter of credit. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date*

Other States: 52.4% of Cut-Off Date Pool Balance.

PROPERTY LOCATION

				% of	% of		Weighted	Weighted
	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted	Average	Average
	Mortgaged	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average	Cut-Off Date	Mortgage
States	Properties	Balance	Pool Balance	Balance	Balance	DSCR	LTV Ratio	Rate

CA	24	$191,630,075	21.5%	28.3%	4.0%	1.46x	72.2%	5.740%

Southern(1)	21	173,556,358	19.5	25.5	4.0	1.47x	73.0%	5.738%

Northern(1)	3	18,073,717	2.0	2.8	0.0	1.37x	64.4%	5.757%

FL	11	76,671,047	8.6	7.3	12.0	1.47x	73.3%	5.481%

MD	6	59,579,579	6.7	8.8	1.4	1.41x	74.3%	5.539%

CO	7	50,222,925	5.6	7.2	1.7	1.36x	77.1%	5.593%

AZ	5	46,028,255	5.2	5.7	3.8	1.48x	66.7%	5.554%

Other	94	467,636,655	52.4	42.8 (2)	77.2 (3)	1.48x	74.0%	5.764%

	147	$891,768,535	100.0%	100.0%	100.0%	1.47x	73.4%	5.699%

(1)	For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

(2) Includes 5.5% in VA and 5.0% in OR.
(3) Includes 11.6% in GA, 6.9% in IN and 5.8% in IL.

-	The Mortgaged Properties are located throughout 33 states and the District of Columbia.

*	For purposes of determining the underwritten DSC Ratio of 4 Mortgage Loans (loan numbers 21, 59, 86 and 91), representing 2.6% of the Cut-Off Date Pool Balance (3 Mortgage Loans (loan numbers 59, 86 and 91), representing 1.8% of the Cut-Off Date Group 1 Balance, and 1 Mortgage Loan (loan number 21), representing 4.7% of the Cut-Off Date Group 2 Balance), the debt service payments were reduced by amounts available under a letter of credit. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Mortgage Pool Characteristics as of the Cut-Off Date*

CUT-OFF DATE BALANCE OF MORTGAGE LOANS

				% of	% of		Weighted	Weighted
	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted	Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average	Cut-Off Date	Mortgage
Range of Cut-Off Date Balances	Loans	Balance	Pool Balance	Balance	Balance	DSCR	LTV Ratio	Rate

less than =$2,000,000	18	$25,556,156	2.9%	0.3%	9.5%	1.50x	70.1%	5.931%

$2,000,001 – $3,000,000	20	51,828,822	5.8	4.9	8.1	1.44x	68.3%	5.965%

$3,000,001 – $4,000,000	32	113,121,884	12.7	11.6	15.5	1.44x	73.7%	5.893%

$4,000,001 – $5,000,000	19	83,226,340	9.3	7.5	13.9	1.46x	73.6%	5.848%

$5,000,001 – $6,000,000	6	32,563,530	3.7	4.3	2.1	1.42x	78.0%	5.713%

$6,000,001 – $7,000,000	8	51,846,067	5.8	6.1	5.2	1.48x	69.7%	5.604%

$7,000,001 – $8,000,000	6	46,014,127	5.2	4.7	6.3	1.44x	74.5%	5.831%

$8,000,001 – $9,000,000	2	16,365,846	1.8	0.0	6.5	1.49x	77.8%	5.601%

$9,000,001 – $10,000,000	4	39,048,543	4.4	4.5	4.0	1.53x	68.3%	5.502%

$10,000,001 – $15,000,000	13	163,861,188	18.4	17.5	20.5	1.52x	73.0%	5.656%

$15,000,001 – $20,000,000	5	88,136,772	9.9	13.7	0.0	1.40x	77.1%	5.657%

$20,000,001 – $25,000,000	3	62,391,812	7.0	6.5	8.3	1.46x	75.8%	5.445%

$25,000,001 – $30,000,000	3	84,307,448	9.5	13.1	0.0	1.44x	71.9%	5.373%

$30,000,001 – $35,000,000	1	33,500,000	3.8	5.2	0.0	1.49x	77.0%	5.930%

	140	$891,768,535	100.0%	100.0%	100.0%	1.47x	73.4%	5.699%

-	The average Cut-Off Date Balance is $6,369,775.

*	For purposes of determining the underwritten DSC Ratio of 4 Mortgage Loans (loan numbers 21, 59, 86 and 91), representing 2.6% of the Cut-Off Date Pool Balance (3 Mortgage Loans (loan numbers 59, 86 and 91), representing 1.8% of the Cut-Off Date Group 1 Balance, and 1 Mortgage Loan (loan number 21), representing 4.7% of the Cut-Off Date Group 2 Balance), the debt service payments were reduced by amounts available under a letter of credit. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date*

MORTGAGE RATE

				% of	% of		Weighted	Weighted
Range of	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted	Average	Average
Mortgage	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average	Cut-Off Date	Mortgage
Rates	Loans	Balance	Pool Balance	Balance	Balance	DSCR	LTV Ratio	Rate

5.100% – 5.249%	3	$52,726,960	5.9%	5.0%	8.3%	1.44x	75.7%	5.155%

5.250% – 5.499%	26	212,257,232	23.8	26.8	16.0	1.53x	69.5%	5.381%

5.500% – 5.749%	37	250,039,649	28.0	23.1	40.6	1.44x	75.9%	5.610%

5.750% – 5.999%	29	179,990,595	20.2	22.1	15.3	1.49x	75.1%	5.851%

6.000% – 6.249%	26	142,553,690	16.0	16.0	15.9	1.43x	73.0%	6.063%

6.250% – 6.499%	12	40,005,194	4.5	6.0	0.6	1.34x	73.4%	6.293%

6.500% – 6.749%	4	9,201,629	1.0	0.4	2.6	1.58x	56.9%	6.702%

6.750% – 6.999%	2	4,485,972	0.5	0.4	0.7	1.30x	71.3%	6.807%

8.000% – 8.249%	1	507,614	0.1	0.1	0.0	1.49x	37.6%	8.200%

	140	$891,768,535	100.0%	100.0%	100.0%	1.47x	73.4%	5.699%

- The weighted average Mortgage Rate is 5.699%.

*	For purposes of determining the underwritten DSC Ratio of 4 Mortgage Loans (loan numbers 21, 59, 86 and 91), representing 2.6% of the Cut-Off Date Pool Balance (3 Mortgage Loans (loan numbers 59, 86 and 91), representing 1.8% of the Cut-Off Date Group 1 Balance, and 1 Mortgage Loan (loan number 21), representing 4.7% of the Cut-Off Date Group 2 Balance), the debt service payments were reduced by amounts available under a letter of credit. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Mortgage Pool Characteristics as of the Cut-Off Date*

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

				% of	% of			Weighted	Weighted
Range	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted		Average	Average
of	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average		Cut-Off Date	Mortgage
DSCRs	Loans	Balance	Pool Balance	Balance	Balance	DSCR		LTV Ratio	Rate

1.15x – 1.19x	1	$4,585,660	0.5%	0.7%	0.0%	1.15	x	74.0%	5.610%

1.20x – 1.24x	3	9,465,354	1.1	1.2	0.8	1.23	x	66.0%	5.772%

1.25x – 1.29x	10	40,130,874	4.5	5.1	2.9	1.28	x	73.2%	6.071%

1.30x – 1.34x	11	70,967,138	8.0	9.4	4.1	1.32	x	73.5%	5.804%

1.35x – 1.39x	13	74,794,476	8.4	9.4	5.9	1.37	x	74.4%	5.974%

1.40x – 1.44x	33	237,049,140	26.6	24.0	33.2	1.42	x	75.8%	5.653%

1.45x – 1.49x	26	234,499,122	26.3	28.0	21.8	1.47	x	74.4%	5.598%

1.50x – 1.54x	15	86,432,152	9.7	9.4	10.4	1.52	x	74.8%	5.764%

1.55x – 1.59x	8	43,850,933	4.9	2.7	10.6	1.56	x	72.3%	5.534%

1.60x – 1.64x	7	29,511,277	3.3	2.8	4.6	1.61	x	66.1%	5.672%

1.65x – 1.69x	8	29,114,253	3.3	3.2	3.3	1.67	x	65.1%	5.656%

1.80x – 1.84x	1	9,427,367	1.1	1.5	0.0	1.83	x	68.8%	5.380%

1.85x – 1.89x	1	3,666,768	0.4	0.0	1.5	1.85	x	74.8%	5.790%

1.90x – 1.94x	1	1,998,069	0.2	0.0	0.8	1.94	x	51.2%	5.400%

2.00x – 2.04x	1	2,788,982	0.3	0.4	0.0	2.04	x	45.0%	6.650%

2.15x – 2.19x	1	13,486,968	1.5	2.1	0.0	2.18	x	53.7%	5.400%

	140	$891,768,535	100.0%	100.0%	100.0%	1.47	x	73.4%	5.699%

 - The weighted average Debt Service Coverage Ratio is 1.47x.

*	For purposes of determining the underwritten DSC Ratio of 4 Mortgage Loans (loan numbers 21, 59, 86 and 91), representing 2.6% of the Cut-Off Date Pool Balance (3 Mortgage Loans (loan numbers 59, 86 and 91), representing 1.8% of the Cut-Off Date Group 1 Balance, and 1 Mortgage Loan (loan number 21), representing 4.7% of the Cut-Off Date Group 2 Balance), the debt service payments were reduced by amounts available under a letter of credit. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date*

CUT-OFF DATE LOAN-TO-VALUE RATIO

			% of	% of	% of			Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Cut-Off Date	Cut-Off Date	Weighted		Average	Average
Range of Cut-Off Date	Mortgage	Cut-Off Date	Pool	Group 1	Group 2	Average		Cut-Off Date	Mortgage
LTV Ratios	Loans	Balance	Balance	Balance	Balance	DSCR		LTV Ratio	Rate

35.01% – 40.00%	1	$507,614	0.1%	0.1%	0.0%	1.49	x	37.6%	8.200%

40.01% – 50.00%	3	7,500,793	0.8	0.8	1.0	1.58	x	45.3%	6.573%

50.01% – 55.00%	4	21,265,282	2.4	2.8	1.3	2.01	x	52.8%	5.459%

55.01% – 60.00%	2	17,645,219	2.0	2.7	0.0	1.54	x	59.5%	5.635%

60.01% – 65.00%	9	68,274,599	7.7	10.6	0.0	1.49	x	63.0%	5.442%

65.01% – 70.00%	15	80,906,593	9.1	9.9	7.0	1.47	x	68.1%	5.860%

70.01% – 75.00%	50	263,924,527	29.6	28.2	33.2	1.46	x	73.5%	5.683%

75.01% – 80.13%	56	431,743,908	48.4	44.9	57.6	1.43	x	78.1%	5.715%

	140	$891,768,535	100.0%	100.0%	100.0%	1.47	x	73.4%	5.699%

- The weighted average Cut-Off Date LTV Ratio is 73.4%.

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

								Weighted
			% of	% of	% of			Average	Weighted
Range of Maturity Date or	Number of	Aggregate	Cut-Off Date	Cut-Off Date	Cut-Off Date	Weighted		Maturity	Average
ARD	Mortgage	Cut-Off Date	Pool	Group 1	Group 2	Average		Date	Mortgage
Loan-to-Value Ratios(1)	Loans	Balance	Balance	Balance	Balance	DSCR		LTV Ratio	Rate

0.00% – 5.00%	9	$28,073,804	3.1%	2.8%	3.9%	1.32	x	0.4%	5.780%

20.01% – 30.00%	2	5,095,879	0.6	0.8	0.0	1.27	x	24.7%	5.886%

30.01% – 40.00%	4	9,681,900	1.1	1.1	1.0	1.50	x	36.4%	6.505%

40.01% – 50.00%	4	31,911,071	3.6	4.7	0.8	1.73	x	44.7%	5.665%

50.01% – 55.00%	8	74,156,806	8.3	10.1	3.8	1.48	x	53.2%	5.632%

55.01% – 60.00%	22	100,708,884	11.3	10.9	12.3	1.51	x	57.7%	5.695%

60.01% – 65.00%	45	239,620,447	26.9	25.7	29.8	1.48	x	63.2%	5.804%

65.01% – 70.00%	41	337,063,760	37.8	37.3	39.0	1.44	x	67.2%	5.679%

70.01% – 75.00%	4	44,725,985	5.0	6.5	1.1	1.40	x	71.7%	5.462%

75.01% – 80.00%	1	20,730,000	2.3	0.0	8.3	1.47	x	76.3%	5.100%

	140	$891,768,535	100.0%	100.0%	100.0%	1.47	x	60.9%	5.699%

(1)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

-	The weighted average Maturity Date or ARD LTV Ratio is 60.9%.

*	For purposes of determining the underwritten DSC Ratio of 4 Mortgage Loans (loan numbers 21, 59, 86 and 91), representing 2.6% of the Cut-Off Date Pool Balance (3 Mortgage Loans (loan numbers 59, 86 and 91), representing 1.8% of the Cut-Off Date Group 1 Balance, and 1 Mortgage Loan (loan number 21), representing 4.7% of the Cut-Off Date Group 2 Balance), the debt service payments were reduced by amounts available under a letter of credit. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Mortgage Pool Characteristics as of the Cut-Off Date*

ORIGINAL TERM TO MATURITY OR ARD

Range of Original				% of	% of			Weighted	Weighted
Terms	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted		Average	Average
to Maturity	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average		Cut-Off Date	Mortgage
(months)(1)	Loans	Balance	Pool Balance	Balance	Balance	DSCR		LTV Ratio	Rate

0 – 60	16	$170,600,083	19.1%	20.9%	14.5%	1.48	x	72.3%	5.353%

61 – 84	4	37,762,174	4.2	5.9	0.0	1.44	x	76.3%	5.470%

85 – 108	1	4,278,031	0.5	0.7	0.0	1.42	x	79.7%	5.550%

109 – 120	106	637,741,794	71.5	69.7	76.3	1.47	x	74.0%	5.795%

121 – 156	1	6,900,000	0.8	0.0	2.8	1.40	x	71.9%	5.500%

169 – 180	8	22,233,010	2.5	1.2	5.7	1.39	x	62.0%	5.972%

181 – 192	1	4,585,660	0.5	0.7	0.0	1.15	x	74.0%	5.610%

193 – 204	1	1,988,012	0.2	0.0	0.8	1.23	x	71.0%	5.720%

217 – 228	1	2,804,385	0.3	0.4	0.0	1.25	x	66.8%	6.240%

229 – 240	1	2,875,384	0.3	0.4	0.0	1.32	x	64.4%	6.270%

	140	$891,768,535	100.0%	100.0%	100.0%	1.47	x	73.4%	5.699%

(1)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

 - The weighted average original term to maturity or ARD is 110 months.

REMAINING TERM TO MATURITY OR ARD

				% of	% of			Weighted	Weighted
Range of Remaining	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted		Average	Average
Terms	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average		Cut-Off Date	Mortgage
to Maturity (months)(1)	Loans	Balance	Pool Balance	Balance	Balance	DSCR		LTV Ratio	Rate

0 – 60	16	$170,600,083	19.1%	20.9%	14.5%	1.48	x	72.3%	5.353%

61 – 84	5	38,269,789	4.3	6.0	0.0	1.44	x	75.8%	5.506%

85 – 108	1	4,278,031	0.5	0.7	0.0	1.42	x	79.7%	5.550%

109 – 120	105	637,234,180	71.5	69.6	76.3	1.47	x	74.0%	5.793%

121 – 156	1	6,900,000	0.8	0.0	2.8	1.40	x	71.9%	5.500%

169 – 180	8	22,233,010	2.5	1.2	5.7	1.39	x	62.0%	5.972%

181 – 192	1	4,585,660	0.5	0.7	0.0	1.15	x	74.0%	5.610%

193 – 204	1	1,988,012	0.2	0.0	0.8	1.23	x	71.0%	5.720%

217 – 228	1	2,804,385	0.3	0.4	0.0	1.25	x	66.8%	6.240%

229 – 240	1	2,875,384	0.3	0.4	0.0	1.32	x	64.4%	6.270%

	140	$891,768,535	100.0%	100.0%	100.0%	1.47	x	73.4%	5.699%

(1)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

 - The weighted average remaining term to maturity or ARD is 108 months.

*	For purposes of determining the underwritten DSC Ratio of 4 Mortgage Loans (loan numbers 21, 59, 86 and 91), representing 2.6% of the Cut-Off Date Pool Balance (3 Mortgage Loans (loan numbers 59, 86 and 91), representing 1.8% of the Cut-Off Date Group 1 balance, and 1 Mortgage Loan (loan number 21), representing 4.7% of the Cut-Off Date Group 2 Balance), the debt service payments were reduced by amounts available under a letter of credit. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date*

SEASONING

				% of	% of			Weighted	Weighted
	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted		Average	Average
Seasoning	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average		Cut-Off Date	Mortgage
(months)	Loans	Balance	Pool Balance	Balance	Balance	DSCR		LTV Ratio	Rate

0 – 12	139	$891,260,921	99.9%	99.9%	100.0	1.47	x	73.4%	5.698%

37 – 48	1	507,614	0.1	0.1	0.0	1.49	x	37.6%	8.200%

	140	$891,768,535	100.0%	100.0%	100.0%	1.47	x	73.4%	5.699%

 - The weighted average seasoning is 2 months.

*	For purposes of determining the underwritten DSC Ratio of 4 Mortgage Loans (loan numbers 21, 59, 86 and 91), representing 2.6% of the Cut-Off Date Pool Balance (3 Mortgage Loans (loan numbers 59, 86 and 91), representing 1.8% of the Cut-Off Date Group 1 Balance, and 1 Mortgage Loan (loan number 21), representing 4.7% of the Cut-Off Date Group 2 Balance), the debt service payments were reduced by amounts available under a letter of credit. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Mortgage Pool Characteristics as of the Cut-Off Date*

ORIGINAL AMORTIZATION TERM

				% of	% of		Weighted	Weighted
Range of Original	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted	Average	Average
Amortization	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average	Cut-Off Date	Mortgage
Terms (months)(1)	Loans	Balance	Pool Balance	Balance	Balance	DSCR	LTV Ratio	Rate

145 – 180	7	$20,916,242	2.3%	2.0%	3.1%	1.37x	60.4%	5.720%

181 – 192	1	4,585,660	0.5	0.7	0.0	1.15x	74.0%	5.610%

193 – 228	3	8,782,338	1.0	1.1	0.8	1.24x	68.1%	6.045%

229 – 264	2	12,829,374	1.4	2.0	0.0	1.30x	67.0%	5.913%

265 – 300	18	74,817,247	8.4	7.8	9.9	1.45x	70.6%	5.854%

301 – 348	2	25,380,678	2.8	4.0	0	1.49x	70.0%	5.844%

349 – 360	107	744,456,996	83.5	82.4	86.2	1.48x	74.3%	5.671%

	140	$891,768,535	100.0%	100.0%	100.0%	1.47x	73.4%	5.699%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

- The weighted average original amortization term is 346 months.

REMAINING STATED AMORTIZATION TERM

Range of Remaining				% of	% of		Weighted	Weighted
Stated	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted	Average	Average
Amortization Terms	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average	Cut-Off Date	Mortgage
(months)(1)	Loans	Balance	Pool Balance	Balance	Balance	DSCR	LTV Ratio	Rate

145 – 180	7	$20,916,242	2.3%	2.0%	3.1%	1.37x	60.4%	5.720%

181 – 192	1	4,585,660	0.5	0.7	0.0	1.15x	74.0%	5.610%

193 – 228	3	8,782,338	1.0	1.1	0.8	1.24x	68.1%	6.045%

229 – 264	3	13,336,988	1.5	2.1	0.0	1.30x	65.9%	6.000%

265 – 300	17	74,309,633	8.3	7.7	9.9	1.45x	70.8%	5.838%

301 – 348	2	25,380,678	2.8	4.0	0.0	1.49x	70.0%	5.844%

349 – 360	107	744,456,996	83.5	82.4	86.2	1.48x	74.3%	5.671%

	140	$891,768,535	100.0%	100.0%	100.0%	1.47x	73.4%	5.699%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

 - The weighted average remaining amortization term is 344 months.

*	For purposes of determining the underwritten DSC Ratio of 4 Mortgage Loans (loan numbers 21, 59, 86, and 91), representing 2.6% of the Cut-Off Date Pool Balance, (3 Mortgage Loans (loan number 59, 86 and 91), representing 1.8% of the Cut-Off Date Group 1 Balance, and 1 Mortgage Loan (loan number 21), representing 4.7% of the Cut-Off Date Group 2 Balance) the debt service payments were reduced by amounts available under a letter of credit. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Pool Characteristics

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Mortgage Pool Characteristics as of the Cut-Off Date

PREPAYMENT PROVISIONS SUMMARY

				% of	% of			Weighted	Weighted
	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted		Average	Average
Prepayment	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average		Cut-Off Date	Mortgage
Provisions	Loans	Balance	Pool Balance	Balance	Balance	DSCR		LTV Ratio	Rate

Lockout/Defeasance	137	$881,664,657	98.9%	99.1%	98.3%	1.47	x	73.4%	5.697%

Lockout/Prepayment Premium	1	5,450,000	0.6	0.8	0.0	1.41	x	74.7%	5.750%

Lockout/Yield Maintenance	2	4,653,878	0.5	0.1	1.7	1.44	x	72.5%	5.955%

Total	140	$891,768,535	100.0%	100.0%	100.0%	1.47	x	73.4%	5.699%

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)(3)

Prepayment
Analysis
Date	Apr-03	Apr-04	Apr-05	Apr-06	Apr-07	Apr-08	Apr-09	Apr-10	Apr-11	Apr-12	Apr-13

% Lockout	100.00%	100.00%	60.02%	19.57%	0.47%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
% Defeasance	0.00%	0.00%	39.31%	79.75%	98.85%	99.35%	99.35%	92.83%	92.76%	92.72%	100.00%
% YM	0.00%	0.00%	0.06%	0.06%	0.06%	0.65%	0.65%	0.62%	0.63%	0.63%	0.00%
% Prepayment Premium	0.00%	0.00%	0.62%	0.62%	0.62%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

% Open	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	6.55%	6.62%	6.65%	0.00%

% Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beg. Balance (in millions)	$891.77	$880.23	$867.31	$853.25	$838.36	$663.71	$649.93	$600.97	$582.73	$567.32	$24.39
Percent of Initial Balance	100.00%	98.71%	97.26%	95.68%	94.01%	74.43%	72.88%	67.39%	65.35%	63.62%	2.74%

(1)	Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2)	As of the Cut-Off Date.

(3)	Based upon the assumptions set forth in footnote (1) above, after April 2013, the outstanding loan balances represent less than 2.7% of the Cut-Off Date Pool Balance.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Mortgage Pool Characteristics as of the Cut-Off Date

GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)(3)

GROUP 1
Date	Apr-03	Apr-04	Apr-05	Apr-06	Apr-07	Apr-08	Apr-09	Apr-10	Apr-11	Apr-12	Apr-13

% Lockout	100.00%	100.00%	55.93%	24.19%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
% Defeasance	0.00%	0.00%	43.13%	74.87%	99.06%	99.90%	99.90%	90.45%	90.33%	90.28%	100.00%
% YM	0.00%	0.00%	0.08%	0.08%	0.08%	0.10%	0.10%	0.00%	0.00%	0.00%	0.00%
% Prepayment Premium	0.00%	0.00%	0.86%	0.86%	0.87%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

% Open	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	9.55%	9.67%	9.72%	0.00%

% Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beg. Balance (in millions)	$641.85	$633.50	$624.04	$613.89	$603.15	$466.96	$457.22	$412.54	$398.84	$388.20	$9.15
Percent of Initial Balance	100.00%	98.70%	97.23%	95.65%	93.97%	72.75%	71.24%	64.27%	62.14%	60.48%	1.43%

(1)	Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2)	As of the Cut-Off Date.

(3)	Based upon the assumptions set forth in footnote (1) above, after April 2013, the outstanding loan balances represent less than 1.4% of the Cut-Off Date Pool Balance.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)(3)

GROUP 2
Date	Apr-03	Apr-04	Apr-05	Apr-06	Apr-07	Apr-08	Apr-09	Apr-10	Apr-11	Apr-12	Apr-13

% Lockout	100.00%	100.00%	70.50%	7.71%	1.67%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
% Defeasance	0.00%	0.00%	29.50%	92.29%	98.33%	98.04%	98.03%	98.03%	98.02	98.01%	100.00%
% YM	0.00%	0.00%	0.00%	0.00%	0.00%	1.96%	1.97%	1.97%	1.98%	1.99%	0.00%
% Prepayment Premium	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

% Open	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

% Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beg. Balance (in millions)	$249.92	$246.72	$243.27	$239.36	$235.21	$196.75	$192.71	$188.43	$183.90	$179.12	$15.25
Percent of Initial Balance	100.00%	98.72%	97.34%	95.77%	94.11%	78.72%	77.11%	75.39%	73.58%	71.67%	6.10%

(1)	Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2)	As of the Cut-Off Date.

(3)	Based upon the assumptions set forth in footnote (1) above, after April 2013, the outstanding loan balances represent less than 6.1% of the Cut-Off Date Pool Balance.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

Ten Largest Mortgage Loans

The following table and summaries describe the ten largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

Ten Largest Mortgage Loans by Cut-Off Date Balance

		Number of				% of				Weighted	Weighted
		Mortgage			% of	Applicable		Loan		Average	Average
		Loans/			Cut-Off	Cut-Off		Balance		Cut-Off	LTV	Weighted
	Mortgage	Number of		Cut-Off	Date	Date Loan		Per SF/	Weighted	Date	Ratio at	Average
	Loan	Mortgaged	Loan	Date	Pool	Group	Property	Unit/Room	Average	LTV	Maturity	Mortgage
Loan Name	Seller	Properties	Group	Balance(1)	Balance	Balance	Type	Pad	DSCR	Ratio	or ARD	Rate

S&P Portfolio	Wachovia	5/5	1	$40,702,284	4.6%	6.3%	Various - Retail/Multifamily	$90	1.60x	64.2%	59.7%	5.380%
Pico Rivera Towne Center	Wachovia	1/1	1	33,500,000	3.8%	5.2%	Retail - Anchored	$152	1.49x	77.0%	65.2%	5.93 0%
Portland Office Portfolio	Wachovia	3/3	1	32,050,000	3.6%	5.0%	Various - Office/Mixed Use	$113	1.45x	76.7%	69.9%	5.440%
Mesa Regal RV Resort	Wachovia	1/1	1	29,970,684	3.4%	4.7%	Mobile Home Park	$14,948	1.49x	63.0%	52.4%	5.35 0%
King Farm Village Center	Wachovia	1/1	1	29,000,000	3.3%	4.5%	Mixed Use - Retail/ Multifamily	$149	1.40x	74.2%	68.6%	5.190%
Dogwood Festival Market	Wachovia	1/1	1	25,336,764	2.8%	3.9%	Retail - Anchored	$135	1.43x	79.9%	67.1%	5.61 0%
Fair Lakes Center	Wachovia	1/1	1	20,982,040	2.4%	3.3%	Retail - Shadow Anchored	$162	1.47x	73.4%	62.1%	5.880%
Lexington Crossing Apartments	Wachovia	1/1	2	20,730,000	2.3%	8.3%	Multifamily - Student Housing	$69,100	1.47x	79.7%	76.3%	5.100%
Point Plaza East	Artesia	1/1	1	20,679,772	2.3%	3.2%	Office - Suburban	$138	1.43x	74.2%	68.9%	5.350%
Pacific Park Apartments	Wachovia	1/1	1	18,760,000	2.1%	2.9%	Multifamily - Conventional	$123,421	1.34x	77.2%	73.5%	5.430%

Total/Wtd. Avg.		16/16		$271,711,543					1.47x	73.2%	65.5%	5.471%

(1)	In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

S&P PORTFOLIO

Property Information
Number of Mortgaged Real Properties	5
Location (City/ State)	See Table
Property Type	See Table
Size (Sq. Ft.)	See Table
Occupancy as of January 27, 2003	97.3%(1)
Year Built	See Table
Appraisal Value	$63,670,000
Underwritten Occupancy	95.1%
Underwritten Revenues	$6,565,451
Underwritten Total Expenses	$1,866,942
Underwritten Net Operating Income (NOI)	$4,698,509
Underwritten Net Cash Flow (NCF)	$4,382,692

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$40,702,284
Percentage of Cut-Off Date Pool Balance	4.6%
Cut-Off Date Loan Balance Per SF	$90
Number of Mortgage Loans	5
Type of Security	Fee
Mortgage Rate	5.38%
Original Term / Amortization	60/360
Remaining Term/ Amortization	58/358
WA Cut-Off Date LTV	64.2%
WA Maturity Date LTV	59.7%
WA Underwritten DSCR on NOI	1.71x
WA Underwritten DSCR on NCF	1.60x

(1) Occupancy includes the Ralphs expansion space in the El Rancho Shopping Center scheduled for occupancy in September 2003.

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

-	The Loans. The 5 Mortgage Loans (the “S & P Portfolio Loans”) are collectively secured by first deeds of trusts encumbering 3 retail properties, a single-tenant retail property and a multifamily property located in several California cities that are either within the Los Angeles or San Francisco metropolitan statistical areas. The S & P Portfolio Loans represent approximately 4.6% of the Cut-Off Date Pool Balance. The S & P Portfolio Loans were originated on February 3, 2003 and have an aggregate principal balance as of the Cut-Off Date of $40,702,284. Each S & P Portfolio Loan is cross-collateralized and cross-defaulted with each of the other S & P Portfolio Loans.

Each of the S & P Portfolio Loans is an ARD loan and has a remaining term of 58 months to its anticipated repayment date of February 11, 2008. Each S & P Portfolio Loan may be prepaid on or after November 11, 2007 and each S & P Portfolio Loan permits defeasance with United States government obligations beginning four years after its first payment date.

-	The Borrower. The borrower under each S & P Portfolio Loan is Raintree Realty, LLC, a special-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of each of the S & P Portfolio Loans. The sponsor of the borrowers is S & P Company, a major corporation, controlled by The Kalmanovitz Charitable Foundation. S&P Company is primarily involved in the brewery business and is the owner of Pabst Brewing Company. S&P Company also owns 18 investment real estate properties, owning most of this real estate for more than 5 years. Mr. Bernard Orsi is the President and Chairman of the Board of S & P Company.

-	The Properties. The Mortgaged Properties include one multifamily property: Coco Palms & Sandalwood Apartments; one single-tenant anchored retail property ground leased to Costco and three anchored retail properties: El Rancho Shopping Center, Willowtree Shopping Center and Raintree Plaza Shopping Center. As of January 27, 2003, the occupancy rate for the Mortgaged Properties securing the S & P Portfolio Loans was 97.3%.

    The following table presents certain information relating to the Mortgaged Properties:

		Cut-Off
		Date Loan	Net Rentable
Property Name	Property Location	Balance	Area(SF)	Year Built

Willowtree Shopping Center	Laguna Woods, CA	$11,173,176	106,823	1981
Costco Wholesale Warehouse	San Francisco, CA	$9,676,768	134,469	1993
Raintree Plaza Shopping Center	Culver City, CA	$9,427,367	86,600	1974
El Rancho Shopping Center	Arcadia, CA	$6,484,432	68,482	1956/1981
Coco Palms & Sandalwood Apartments	Santa Ana, CA	$3,940,540	54,550 (1)	1962/1964

(1)	The 54,550 square feet is 60 multifamily units.

1. Willowtree Shopping Center

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of Gross
	Potential	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Safeway d/b/a Von’s Supermarket	14.7%	42,824	40.1%	January 2006
California Federal Savings	18.2%	12,310	11.5%	December 2005, December 2010
Bank of America	9.8%	10,364	9.7%	December 2009
Olive Garden	8.3%	7,858	7.4%	December 2006
Double J Entertainment	8.0%	6,490	6.1%	June 2007

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

The following table presents information relating to the lease rollover schedule at Willowtree Shopping Center:

							Cumulative %
						% of Actual	of Actual
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	Rent	Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	3	$22.54	6,394	6.0%	6.0%	9.7%	9.7%
2004	3	$18.13	6,325	5.9%	11.9%	7.7%	17.4%
2005	2	$27.56	7,515	7.0%	18.9%	14.0%	31.4%
2006	2	$6.83	50,682	47.4%	66.4%	23.3%	54.7%
2007	4	$22.96	14,349	13.4%	79.8%	22.2%	76.9%
2008	0	$0.00	0	0.0%	79.8%	0.0%	76.9%
2009	1	$14.25	10,364	9.7%	89.5%	10.0%	86.9%
2010	2	$18.73	9,010	8.4%	98.0%	11.4%	98.2%
2011	0	$0.00	0	0.0%	98.0%	0.0%	98.2%
2012	1	$24.00	1,084	1.0%	99.0%	1.8%	100.0%
2013	0	$0.00	0	0.0%	99.0%	0.0%	100.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

     Underwritten Financials for Willowtree Shopping Center:

U/W Occupancy %	95.0%
U/W Revenues	$1,800,946
U/W Total Expenses	$460,810
U/W Net Operating Income (NOI)	$1,340,136
U/W Net Cash Flow (NCF)	$1,208,647
U/W DSCR on NOI	1.78x
U/W DSCR on NCF	1.61x

2. Costco Wholesale Warehouse

The following table presents information relating to the tenant at the Mortgaged Property:

	% of Gross
	Potential	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Costco Warehouse	100.0%	134,469	100%	November 2048

     Underwritten Financials for Costco Wholesale Warehouse:

U/W Occupancy %	100.0%
U/W Revenues	$1,371,446
U/W Total Expenses	$416,675
U/W Net Operating Income (NOI)	$954,771
U/W Net Cash Flow (NCF)	$954,771
U/W DSCR on NOI	1.46x
U/W DSCR on NCF	1.46x

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

3. Raintree Plaza Shopping Center

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of Gross
	Potential	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Ralphs (Kroger)	36.4%	42,000	48.5%	January 2008
Denny’s Restaurant	6.3%	6,600	7.6%	March 2010
Raintree Cleaners	4.9%	3,300	3.8%	September 2006
First Federal Bank	5.1%	3,150	3.6%	February 2008
Chase Manhattan Mortgage	4.0%	2,700	3.1%	April 2004

The following table presents information relating to the lease rollover schedule at Raintree Shopping Center:

							Cumulative %
						% of	of
						Actual	Actual
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	Rent	Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	6	$22.59	4,980	5.8%	5.8%	8.3%	8.3%
2004	6	$20.04	9,650	11.1%	16.9%	14.2%	22.5%
2005	2	$21.14	2,400	2.8%	19.7%	3.7%	26.2%
2006	4	$20.83	8,460	9.8%	29.4%	13.0%	39.2%
2007	1	$24.00	720	0.8%	30.3%	1.3%	40.5%
2008	4	$13.29	46,170	53.3%	83.6%	45.2%	85.6%
2009	1	$21.46	1,500	1.7%	85.3%	2.4%	88.0%
2010	2	$15.01	7,680	8.9%	94.2%	8.5%	96.5%
2011	0	$0.00	0	0.0%	94.2%	0.0%	96.5%
2012	1	$24.00	960	1.1%	95.3%	1.7%	98.2%
2013	0	$0.00	0	0.0%	95.3%	0.0%	98.2%

(1)	Calculated based on approximate square footage occupied by each tenant.

     Underwritten Financials for Raintree Shopping Center:

U/W Occupancy %	95.0%
U/W Revenues	$1,690,863
U/W Total Expenses	$425,312
U/W Net Operating Income (NOI)	$1,265,551
U/W Net Cash Flow (NCF)	$1,165,067
U/W DSCR on NOI	1.99x
U/W DSCR on NCF	1.83x

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

4. El Rancho Shopping Center

    The following table presents information relating to the major tenants at the Mortgaged Property:

	% of Gross
	Potential	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Ralphs (Kroger)(1)	54.5%	47,035	68.7%	June 2023
Bank of the West	14.7%	6,390	9.3%	October 2011
General Bank	5.9%	2,580	3.8%	June 2007
V.P. Discount Health Food	4.9%	2,130	3.1%	April 2006

(1)	Includes 15,401 square feet of expansion space scheduled for occupancy in September 2003 for which a signed lease is in place.

The following table presents information relating to the lease rollover schedule at El Rancho Shopping Center:

							Cumulative %
						% of Actual	of Actual
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	Rent	Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	3	$19.26	1,910	2.8%	2.8%	4.3%	4.3%
2004	1	$16.20	823	1.2%	4.0%	1.6%	5.9%
2005	3	$22.46	1,457	2.1%	6.1%	3.8%	9.7%
2006	1	$22.20	2,130	3.1%	9.2%	5.5%	15.2%
2007	1	$22.20	2,580	3.8%	13.0%	6.7%	21.9%
2008	0	$0.00	0	0.0%	13.0%	0.0%	21.9%
2009	0	$0.00	0	0.0%	13.0%	0.0%	21.9%
2010	0	$0.00	0	0.0%	13.0%	0.0%	21.9%
2011	1	$22.20	6,390	9.3%	22.3%	16.6%	38.5%
2012	0	$0.00	0	0.0%	22.3%	0.0%	38.5%
2013	0	$0.00	0	0.0%	22.3%	0.0%	38.5%

(1)	Calculated based on approximate square footage occupied by each tenant.

     Underwritten Financials for El Rancho Shopping Center:

U/W Occupancy %	88.5%
U/W Revenues	$1,040,621
U/W Total Expenses	$305,853
U/W Net Operating Income (NOI)	$734,768
U/W Net Cash Flow (NCF)	$672,523
U/W DSCR on NOI	1.68x
U/W DSCR on NCF	1.54x

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

5. Coco Palms and Sandalwood Apartments

The following table presents information relating to the unit configuration of the Mortgaged Property:

		Approximate Unit	Approximate Net	% of Net Rentable
Unit Mix	No. of Units	Size (SF)	Rentable Area (SF)	Area (SF)	Asking Rental Rate

1-BR/1-BA	20	780	15,600	28.6%	$925
2-BR/1-BA	21	950	19,950	36.6	$1,125
2-BR/2-BA	15	1,000	15,000	27.5	$1,175
3-BR/2-BA	4	1,100	4,400	7.3	$1,500

Total/Weighted Average	60	916	54,550	100.0%	$1,096/$1.21/SF

     Underwritten Financials for Coco Palms and Sandalwood Apartments:

U/W Occupancy %	92.0%
U/W Revenues	$661,575
U/W Total Expenses	$258,292
U/W Net Operating Income (NOI)	$403,283
U/W Net Cash Flow (NCF)	$381,683
U/W DSCR on NOI	1.52x
U/W DSCR on NCF	1.44x

-	Escrows. The loan documents provide for certain escrows of real estate taxes, insurance and replacement reserves. The loan documents require the borrower to deposit with the mortgagee a sum of $125,000 per year for tenant improvements and leasing commissions, not to exceed $250,000 in the aggregate, for both Raintree Plaza Shopping Center and Willowtree Shopping Center. These escrows for the related Mortgaged Property are to be used exclusively for the re-tenanting of the grocery anchor tenants at each property. Any funds remaining after the renewal or replacement of the grocery anchor tenants will remain in escrow for use as a general reserve for tenant improvements and leasing commissions at each related Mortgaged Property. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of each of the S & P Portfolio Loans, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.05x, or (ii) upon the occurrence of an event of default under the respective loan documents, or commencing 60 days prior to the anticipated repayment date of February 11, 2008, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases at the related Mortgage Property shall be directly deposited into a mortgagee designated lock box account.

-	Hyper-amortization. Commencing on the anticipated repayment date of February 11, 2008, if each of the S & P Portfolio Loans is not paid in full, each S & P Portfolio Loan enters into a hyper-amortization period through February 11, 2023. The interest rate applicable to each of the S & P Portfolio Loans during such hyper-amortization period will increase to the greater of two and a half percent (2.5%) per annum over the note rate or 2.5% (increasing .25% annually) over the current treasury yield with the coterminous remaining term.

-	Management. S & P Company is the property manager of four of the Mortgaged Properties securing the S & P Loans. S & P Company currently owns and manages 18 properties with an aggregate market value in excess of $133 million. Ralphs, the anchor tenant in the Raintree Plaza Shopping Center, is the property manager of Raintree Plaza Shopping Center pursuant to the terms of its lease with S & P Company.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

PICO RIVERA TOWNE CENTER

Property Information
Number of Mortgaged Real Properties	1
Location (City/ State)	Pico Rivera, CA
Property Type	Retail-Anchored
Size (Sq. Ft.)	220,547
Occupancy as of March 14, 2003	96.8%(1)
Year Built	2002
Appraisal Value	$43,500,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$5,091,203
Underwritten Total Expenses	$1,386,929
Underwritten Net Operating Income (NOI)	$3,704,274
Underwritten Net Cash Flow (NCF)	$3,563,435

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$33,500,000
Percentage of Cut-Off Date Pool Balance	3.8%
Cut-Off Date Loan Balance Per SF	$152
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.93%
Original Term / Amortization	120/360
Remaining Term/ Amortization	120/360
Cut-Off Date LTV	77.0%
Maturity Date LTV	65.2%
Underwritten DSCR on NOI	1.55x
Underwritten DSCR on NCF	1.49x

(1)	Occupancy based on signed leases in place. Actual physical occupancy at closing was 71.5%.

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

-	The Loan. The Mortgage Loan (the “Pico Rivera Towne Center Loan”) is secured by a first deed of trust encumbering an anchored retail center located in Pico Rivera, California. The Pico Rivera Towne Center Loan represents approximately 3.8% of the Cut-Off Date Pool Balance. The Pico Rivera Towne Center Loan was originated on March 12, 2003 and has a principal balance as of the Cut-Off Date of $33,500,000.

The Pico Rivera Towne Center Loan has a remaining term of 120 months and matures on April 11, 2013. The Pico Rivera Towne Center Loan may be prepaid on or after January 11, 2013, and permits defeasance with United States government obligations beginning three years after its first payment date.

-	The Borrower. The borrower is Vestar California XXVI, L.L.C., a special purpose entity controlled by Vestar Development Company (“Vestar”). Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Pico Rivera Towne Center Loan. Vestar is a Phoenix, Arizona based retail development and management company, which is one of the largest retail developers in the United States. Mr. Lee Hanley is a founding member of Vestar and its current Chairman and Chief Executive Officer.

-	The Property. The Mortgaged Property is an approximately 220,547 square foot anchored retail center situated on approximately 13.6 acres and constructed in 2002. The Mortgaged Property is located in Pico Rivera, California, within the Los-Angeles metropolitan statistical area. As of March 14, 2003, the occupancy rate for the Mortgaged Property securing the Pico Rivera Towne Center Loan was approximately 96.8%. The Mortgaged Property is shadow anchored by both a Wal-Mart and a Lowe’s store, which are not part of the collateral. The largest tenant at the Mortgaged Property is Ross Stores, Inc. (“Ross Dress for Less”), occupying approximately 30,187 square feet, or approximately 13.7% of the net rentable area. Ross Dress for Less operates a chain of off-price retail stores with branded apparel, shoes and accessories. Ross Dress for Less stores also include gift items, linens and other home merchandise. The Ross Dress for Less lease expires in September 2012. As of March 19, 2003, Ross Dress for Less had a senior unsecured debt rating of “BBB” (S&P). The second largest tenant is Marshalls (“Marshalls”) occupying approximately 30,000 square feet, or approximately 13.6% of the net rentable area. Marshalls, a subsidiary of TJX Companies, Inc., is an off-price retailer of family apparel and home fashions. As of March 19, 2003, TJX Companies, Inc. had senior unsecured debt ratings of “A3” (Moody’s) and “A” (S&P). The Marshalls lease expires in September 2012. The third largest tenant is Staples, occupying approximately 20,625 square feet, or approximately 9.4% of the net rentable area. Staples sells office products, supplies and services. The Staples lease expires in September 2017. As of March 19, 2003, Staples had senior unsecured debt ratings of “Baa2” (Moody’s), “BBB-” (S&P) and “BBB” (Fitch).

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of Gross
	Potential	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Ross Dress for Less	8.2%	30,187	13.7%	September 2012
Marshalls	8.8%	30,000	13.6%	September 2012
Staples	8.1%	20,625	9.4%	September 2017
Borders	7.1%	18,100	8.2%	June 2018
Factory 2U	5.9%	15,000	6.8%	October 2012
Walgreens	5.2%	13,650	6.2%	September 2023

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

The following table presents information relating to the lease rollover schedule at the Pico Rivera Towne Center:

							Cumulative %
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	% of Actual	of Actual
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rent Rolling(1)	Rent Rolling(1)

2003	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2004	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2005	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2006	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2007	8	$29.94	14,032	6.4%	6.4%	10.8%	10.8%
2008	2	$29.00	5,000	2.3%	8.6%	3.7%	14.6%
2009	0	$0.00	0	0.0%	8.6%	0.0%	14.6%
2010	0	$0.00	0	0.0%	8.6%	0.0%	14.6%
2011	0	$0.00	0	0.0%	8.6%	0.0%	14.6%
2012	14	$15.80	114,571	51.9%	60.6%	46.7%	61.3%
2013	4	$21.54	15,100	6.8%	67.4%	8.4%	69.7%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for the escrow of real estate taxes, insurance and replacement reserves. Upon closing the Pico Rivera Towne Center Loan, the mortgagee retained $2,748,763 of Pico Rivera Towne Center Loan proceeds for costs associated with the construction and tenant improvements and leasing commissions for a total of 8 tenants who have not yet taken occupancy as of closing. These 8 tenants represent 25.3% of the net rentable area and include Borders, Walgreens, Anna’s Linens, Fresh Choice and 4 smaller tenants. Funds are to be released on a tenant-by-tenant basis upon occupancy and commencement of rent. In addition, the Mortgagee retained $3,000,000 as an economic holdback until certain occupancy and rental thresholds were satisfied. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the Pico Rivera Towne Center Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x, or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Environmental: The Mortgaged Property was formerly improved with an industrial plant, initially occupied by Ford Motor Company and subsequently by Northrop Grumman. The plant was closed in 2000 and soil and groundwater remediation was conducted. A leaking underground storage tank was identified and Northrop Grumman was identified as the sole responsible party. Northrop Grumman provided an indemnification to Pico Rivera, LLC which provided an assignment of the indemnification to the borrower. The lender is a beneficiary of the Northrop Grumman indemnification. The borrower also purchased an environmental insurance policy for the full term of the Pico Rivera Towne Center Loan. See “RISK FACTORS — The Mortgage Loans — Environmental Laws May Adversely Affect the Value of and Cash Flow from a Mortgaged Property.”

-	Management. Vestar Property Management, is the property manager for the Mortgaged Property securing the Pico Rivera Towne Center Loan. Vestar Property Management currently manages approximately 10.6 million square feet of commercial real estate and was recognized in 2002 as the 35th largest manager in the United States by Shopping Center World magazine, and currently manages over 10.6 million square feet of commercial real estate. In addition to managing its own portfolio, Vestar Property Management provides third-party management services to various institutional clients.

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

PORTLAND OFFICE PORTFOLIO

Property Information
Number of Mortgaged Real Properties	3
Location (City/ State)	Portland, OR
Property Type	Mixed Use Office/Retail
Size (Sq. Ft.)	283,788
Occupancy as of February 12, 2003	84.9%
Year Built	Various
Appraisal Value	$41,800,000
Underwritten Occupancy	86.7%
Underwritten Revenues	$5,323,336
Underwritten Total Expenses	$1,870,585
Underwritten Net Operating Income (NOI)	$3,452,752
Underwritten Net Cash Flow (NCF)	$3,148,088

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$32,050,000
Percentage of Cut-Off Date Pool Balance	3.6%
Cut-Off Date Loan Balance Per SF	$113
Number of Mortgage Loans	3
Type of Security	Fee
Mortgage Rate	5.44%
Original Term /Amortization	84/360
Remaining Term/ Amortization	81/360
WA Cut-Off Date LTV	76.7%
WA Maturity Date LTV	69.9%
WA Underwritten DSCR on NOI	1.59x
WA Underwritten DSCR on NCF	1.45x

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

-	The Loans. The three Mortgage Loans (the “Portland Office Portfolio Loans”) are collectively secured by first deeds of trust encumbering two office properties and a mixed use property containing retail and office, located in Portland, Oregon. The Portland Office Portfolio Loans represent approximately 3.6% of the Cut-Off Date Pool Balance. The Portland Office Portfolio Loans were originated on December 30, 2002 and have an aggregate principal balance as of the Cut-Off Date of $32,050,000. The Portland Office Portfolio Loans provide for interest-only payments for the first 12 months of each of their respective terms, and thereafter, fixed monthly payments of principal and interest. Each of the Portland Office Portfolio Loans is cross-collateralized and cross-defaulted with each of the other Portland Office Portfolio Loans.

Each of the Portland Office Portfolio Loans is an ARD loan and has a remaining term of 81 months to its anticipated repayment date of January 11, 2010. Each Portland Office Portfolio Loan may be prepaid on or after November 11, 2009 and each Portland Office Portfolio Loan permits defeasance with United States government obligations beginning two years after the Closing Date. In addition, the loan documents permit partial defeasance of each Mortgaged Property, subject to, among other things, the satisfaction of certain financial covenants. See “DESCRIPTION OF THE MORTGAGE POOL — Certain Terms and Conditions of the Mortgage Loans — Other Financing” in the preliminary prospectus supplement.

-	The Borrower. The borrowers are McLaughlin Portland Associates, LLC, SKB-Portland Office Investments, LLC and Star Pop Group, LLC, each of which is a special purpose entity, and own the Mortgaged Properties as tenants in common. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of each of the Portland Office Portfolio Loans. The sponsors of the borrowers are Robert Scanlan and N. Thompson Bard, who are principals within the Scanlan Kemper Bard Company (SKB) (“Scanlan”), a privately-owned real estate development company based in Portland, Oregon. Scanlan was established in 1993 and since then has become one of the region’s leading real estate merchant banking firms specializing in opportunistic West Coast investments in the $5 million to $50 million range.

-	The Properties. The Mortgaged Properties securing the Portland Office Portfolio Loans consist of two office properties (Jackson Tower and American Bank Building) and one mixed use property containing both office and retail space (Mohawk Building). Each of the Mortgaged Properties securing the Portland Office Portfolio Loans is located in the central business district of Portland, Oregon, within the Portland-Vancouver metropolitan statistical area. As of February 12, 2003, the occupancy rate for the Mortgaged Properties was approximately 84.9%.

The following table presents information relating to the Mortgaged Properties:

		Cut-Off Date Loan	Net Rentable		Occupancy
Property Name	Property Location	Balance	Area(SF)	Year Built	(%)

American Bank Building	Portland, OR	$17,650,000	164,481	1913	87.6%
Jackson Tower	Portland, OR	$7,700,000	51,608	1914	75.3%
Mohawk Building	Portland, OR	$6,700,000	67,699	1902	85.6%

		$32,050,000	283,788		84.9%

1. American Bank Building

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of Gross	Net Rentable Area	% of Net Rentable	Date of Lease
Tenant	Potential Rent	(SF)	Area	Expiration

SRG Partnership	8.7%	18,010	10.9%	September 2008
Wells Fargo Bank	9.6%	12,797	7.8%	December 2006
Meyer & Wyse	6.3%	10,690	6.5%	February 2006
Sather Byerly Holloway	4.7%	8,321	5.1%	December 2006
Swanson Thomas Coon	4.0%	6,678	4.1%	October 2004

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

The following table presents information relating to the lease rollover schedule at American Bank Building:

							Cumulative % of
	# of Leases	WA Base Rent/SF		% of Total SF	Cumulative % of SF	% of Actual	Actual
Year	Rolling	Rolling	Total SF Rolling	Rolling(1)	Rolling(1)	Rent Rolling(1)	Rent Rolling(1)

2003	5	$15.57	18,325	11.1%	11.1%	10.1%	10.1%
2004	8	$17.19	20,521	12.5%	23.6%	12.5%	22.6%
2005	6	$24.44	16,398	10.0%	33.6%	14.2%	36.8%
2006	13	$22.12	46,620	28.3%	61.9%	36.5%	73.2%
2007	7	$18.92	22,244	13.5%	75.5%	14.9%	88.1%
2008	2	$17.05	16,403	10.0%	85.4%	9.9%	98.0%
2009	1	$58.00	370	0.2%	85.7%	0.8%	98.8%

(1)	Calculated based on approximate square footage occupied by each tenant.

     Underwritten Financials for American Bank Building:

U/ W Occupancy %	87.6%
U/ W Revenues	$2,966,142
U/ W Total Expenses	$1,069,129
U/ W Net Operating Income (NOI)	$1,897,014
U/ W Net Cash Flow (NCF)	$1,735,912
U/ W DSCR on NOI	1.59x
U/ W DSCR on NCF	1.45x

2. Jackson Tower

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of Gross	Net Rentable Area	% of Net Rentable	Date of Lease
Tenant	Potential Rent	(SF)	Area	Expiration

Craig Berkman & Associates	8.5%	4,983	9.7%	March 2004
The Trust For Public Lands	6.9%	4,577	8.9%	December 2007
Margulis Jewelers	10.3%	3,390	6.6%	June 2006
St. John Knits	14.4%	3,375	6.5%	October 2009
D. Slader & M. Seidl	5.9%	3,356	6.5%	September 2007
Lawrence Wobbrock	5.3%	3,355	6.5%	October 2005
Wise & Associates	5.3%	3,355	6.5%	October 2006

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

The following table presents information relating to the lease rollover schedule at Jackson Tower:

						% of	Cumulative % of
	# of Leases	WA Base Rent/SF		% of Total SF	Cumulative % of SF	Actual Rent	Actual Rent
Year	Rolling	Rolling	Total SF Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	2	$16.49	2,877	5.6%	5.6%	4.8%	4.8%
2004	3	$27.05	6,871	13.3%	18.9%	18.9%	23.7%
2005	5	$19.92	9,111	17.7%	36.5%	18.4%	42.1%
2006	4	$26.81	8,714	16.9%	53.4%	23.7%	65.8%
2007	2	$19.92	7,933	15.4%	68.8%	16.0%	81.8%
2008	0	$0.00	0	0.0%	68.8%	0.0%	81.8%
2009	1	$53.09	3,375	6.5%	75.3%	18.2%	100.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

     Underwritten Financials for Jackson Tower:

U/ W Occupancy %	79.5%
U/ W Revenues	$1,183,519
U/ W Total Expenses	$398,453
U/ W Net Operating Income (NOI)	$785,066
U/ W Net Cash Flow (NCF)	$745,510
U/ W DSCR on NOI	1.51x
U/ W DSCR on NCF	1.43x

3. Mohawk Building

The following table presents information relating to the major tenants at the Mortgaged Property.

	% of Gross
	Potential	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Interface Engineering	31.0%	21,543	31.8%	August 2009
Borders	33.9%	20,502	30.3%	July 2004
Fletcher Farr Ayotte, P.C. Arc	15.9%	13,547	20.0%	July 2007
Kalberer Company	3.9%	2,325	3.4%	September 2003

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

The following table presents information relating to the lease rollover schedule at Mohawk Building:

						% of Actual	Cumulative % of
	# of Leases	WA Base Rent/SF		% of Total SF	Cumulative % of SF	Rent	Actual Rent
Year	Rolling	Rolling	Total SF Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	1	$18.55	2,325	3.4%	3.4%	4.6%	4.6%
2004	1	$18.40	20,502	30.3%	33.7%	40.1%	44.6%
2005	0	$0.00	0	0.0%	33.7%	0.0%	44.6%
2006	0	$0.00	0	0.0%	33.7%	0.0%	44.6%
2007	1	$13.03	13,547	20.0%	53.7%	18.7%	63.4%
2008	0	$0.00	0	0.0%	53.7%	0.0%	63.4%
2009	1	$16.00	21,543	31.8%	85.6%	36.6%	100.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

     Underwritten Financials for Mohawk Building:

U/ W Occupancy %	90.0%
U/ W Revenues	$1,173,675
U/ W Total Expenses	$403,003
U/ W Net Operating Income (NOI)	$770,672
U/ W Net Cash Flow (NCF)	$666,666
U/ W DSCR on NOI	1.70x
U/ W DSCR on NCF	1.47x

-	Escrows. The loan documents provide for the escrow of real estate taxes, insurance and for replacement reserves. In addition, the loan documents required the borrowers to deposit with the mortgagee (i) at the closing of the Mortgage Loan related to American Bank Building, a sum of $769,000; (ii) at the closing of the Mortgage Loan related to Jackson Tower, a sum of $400,000; and (iii) at the closing of the Mortgage Loan related to Mohawk Building, a sum of $200,000 for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of each of the Portland Office Portfolio Loans, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x, or (ii) upon the occurrence of an event of default under the related loan documents, or commencing 60 days prior to the anticipated repayment date of January 11, 2010, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases at the related Mortgaged Property shall be directly deposited into a mortgagee designated lock box account.

-	Hyper-amortization. Commencing on the anticipated repayment date of January 11, 2010, if each of the Portland Office Portfolio Loans is not paid in full, each Portland Office Portfolio Loan enters into a hyper-amortization period through January 11, 2013. The interest rate applicable to each of the Portland Office Portfolio Loans during such hyper-amortization period will increase to the greater of three percent (3%) per annum over the note rate or 3% over the current seven year treasury.

-	Management. Morgan Park Real Estate Services is the property manager for the Mortgaged Properties securing the Portland Office Portfolio Loans. The property manager provides property management services for office and retail properties, with an emphasis on Portland’s older, downtown buildings.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

MESA REGAL RV RESORT

Property Information
Number of Mortgaged Real Properties	1
Location (City/ State)	Mesa, AZ
Property Type	Mobile Home Park
Size (Pads)	2,005
Occupancy as of January 21, 2003	73.6%
Year Built	1979
Appraisal Value	$47,600,000
Underwritten Occupancy	NA
Underwritten Revenues	$5,138,132
Underwritten Total Expenses	$2,097,804
Underwritten Net Operating Income (NOI)	$3,040,328
Underwritten Net Cash Flow (NCF)	$2,990,203

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$29,970,684
Percentage of Cut-Off Date Pool Balance	3.4%
Cut-Off Date Loan Balance Per Unit	$14,948
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.35%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	119/359
Cut-Off Date LTV	63.0%
Maturity Date LTV	52.4%
Underwritten DSCR on NOI	1.51x
Underwritten DSCR on NCF	1.49x

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

-	The Loan. The Mortgage Loan (the “Mesa Regal RV Resort Loan”) is secured by a first deed of trust encumbering a 2,005-pad, 5-star recreational vehicle and mobile home park located in Mesa, Arizona. The Mesa Regal RV Resort Loan represents approximately 3.4% of the Cut-Off Date Pool Balance. The Mesa Regal RV Resort Loan was originated on March 3, 2003 and has a principal balance as of the Cut-Off Date of $29,970,684.

The Mesa Regal RV Resort Loan has a remaining term of 119 months and matures on March 11, 2013. The Mesa Regal RV Resort Loan may be prepaid on or after December 11, 2012, and permits defeasance with United States government obligations beginning four years after its first payment date.

-	The Borrower. The borrower is Mesa Regal, LLC, a single-asset special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Mesa Regal RV Resort Loan. The sponsor is Mr. Norton S. Karno. Mr. Karno controls CAL-AM properties, one of the largest operators of recreational vehicle and manufactured housing communities in the U.S. and has over 38 years of real estate experience. Mr. Karno has interests in approximately 7,200 pads nationwide.

-	The Property. The Mortgaged Property is a 2,005-pad, 5-star recreational vehicle and mobile-home park situated on approximately 107 acres in Mesa, Arizona, within the Phoenix, Arizona metropolitan statistical area. The Mortgaged Property was built in 1979 and targets senior citizens over the age of 55. The Mortgaged Property offers a full compliment of amenities including three pools, a Jacuzzi, spa, an exercise room, two laundry facilities, two ballrooms, a library, a restaurant, meeting rooms, lighted tennis courts, horseshoe pits, shuffleboard courts, volleyball courts, an exercise and dance facility, a barbershop and beauty salon and numerous activity rooms. Occupancy fluctuates during the year with the peak range of 70% to 80% between December and April. As of January 21, 2003, the occupancy rate for the Mortgaged Property securing the Mesa Regal RV Resort Loan was approximately 73.6%.

The following table presents information relating to the unit configuration of the Mortgaged Property:

	No. of	Area Per	Total	% of Net	Asking Annual
Pad Size	Pads	Pad (SF)	Area (SF)	Rentable Area	Rental

28’ x 60’	60	1,680	100,800	2.5%	$2,905
32’ x 60’	140	1,920	268,800	6.5	$3,480
35’ x 60’	1,805	2,100	3,790,500	91.1	$3,535

Total/ Weighted Average	2,005	2,075	4,160,100	100.0%	$3,512

Note:	The rents above are the annual rents. Monthly, weekly and daily rental rates include short-term premiums.

-	Escrows. The loan documents provide for the escrow of real estate taxes and insurance. In addition, the loan documents require the borrower to deposit with mortgagee at the closing of the Mesa Regal RV Resort Loan, a sum of $670,096, which represents 4 months of principal and interest payments. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents provide for a lock box with a 100% cash flow sweep beginning in July and continuing until the principal and interest due under the Mesa Regal RV Resort Loan through the following June have been collected. Once this requirement has been satisfied, excess cash flow is distributed to the borrower until the following July, when the cash flow sweep is implemented again.

-	Property Management. CAL-AM is the property manager for the Mortgaged Property securing the Mesa Regal RV Resort Loan. CAL-AM is one of the largest privately held owner/operators of manufactured housing communities and recreational vehicle resorts in the United States. It is based in Encino, California and has 5 regional offices. CAL-AM manages approximately 7,200 pads in properties located in Arizona, California, Florida, Minnesota, Nevada, Ohio, Oregon and Washington. The property manager is affiliated with the sponsor.

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

KING FARM VILLAGE CENTER

Property Information
Number of Mortgaged Real Properties	1
Location (City/ State)	Rockville, MD
Property Type	Mixed Use: Anchored Retail/ Multifamily
Size (Sq. Ft.)	194,149
Occupancy as of February 1, 2003 and February 24, 2003	82.4%
Year Built	2001
Appraisal Value	$39,100,000
Underwritten Occupancy	94.0%
Underwritten Revenues	$4,055,608
Underwritten Total Expenses	$1,326,212
Underwritten Net Operating Income (NOI)	$2,729,395
Underwritten Net Cash Flow (NCF)	$2,669,210

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$29,000,000
Percentage of Cut-Off Date Pool Balance	3.3%
Cut-Off Date Loan Balance Per SF/ Unit	$149
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.19%
Original Term/ Amortization	60/360
Remaining Term/Amortization	60/360
Cut-Off Date LTV	74.2%
Maturity Date LTV	68.6%
Underwritten DSCR on NOI	1.43x
Underwritten DSCR on NCF	1.40x

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

-	The Loan. The Mortgage Loan (the “King Farm Village Center Loan”) is secured by a first deed of trust encumbering a mixed use property, comprised of anchored retail space and multifamily units located in Rockville, Maryland. The borrower does not own the Mortgaged Property; however, an affiliate of the borrower has pledged the Mortgaged Property to secure its guaranty of the Mortgage Loan. The King Farm Village Center Loan represents approximately 3.3% of the Cut-Off Date Pool Balance. The King Farm Village Center Loan was originated on March 6, 2003 and has a principal balance as of the Cut-Off Date of $29,000,000.

The King Farm Village Center Loan has a remaining term of 60 months and matures on April 1, 2008. The King Farm Village Center Loan may be prepaid on or after December 1, 2007, and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is Penrose Shopping Center Associates, LLC, a special-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the King Farm Village Center Loan. The sponsor is the Penrose Group and the Pritzker Family. The Pritzker Family is based in Chicago and is known for their ownership interest in the Royal Caribbean Cruise Line and the Hilton Hotel Chain. The Penrose Group is a Maryland-based real estate company that is comprised of three service companies: Penrose Partners, Penrose Real Estate Services & Commercial Brokerage and Penrose Financial Services. Penrose Partners is the development arm of the Penrose Group. It has an ownership position in over 2.5 million square feet of commercial space and 550 multi-family units. The Penrose Group has partnerships with the Pritzker Family and The Donohoe Group (a large, privately-held real estate company based in Washington, D.C.). The principals within the Penrose Group are Olav Kollevall, Jr. and Mark Gregg.

-	The Property. The Mortgaged Property is an approximately 194,149 square foot mixed use center situated on approximately 10.0 acres and constructed in 2001. The Mortgaged Property is located in Rockville, Maryland, within the Washington, D.C. metropolitan statistical area and is comprised of approximately 129,269 square feet of anchored retail space and 49 multifamily units comprised of approximately 64,880 square feet. As of February 1, 2003 and February 24, 2003, the occupancy rate for the Mortgaged Property securing the King Farm Village Center Loan was approximately 82.4%. The largest retail tenant is Safeway, Inc. (“Safeway”) occupying approximately 53,754 square feet, or approximately 41.6% of the net retail rentable area. Safeway operates food and drug chains through 1,733 retail stores. The Safeway lease expires in January 2021. As of March 19, 2003, Safeway had senior unsecured debt ratings of ‘Baa2’ (Moody’s) and ‘BBB’ (S&P). The second largest tenant is Long and Foster Real Estate, Inc. (“Long and Foster”) occupying approximately 4,929 square feet, or approximately 3.8% of the net retail rentable area. Long and Foster is a respected real estate company serving the Washington, D.C. metropolitan area and surrounding communities. The Long and Foster lease expires in June 2009. The third largest tenant is The Fontina Grille, occupying approximately 4,414 square feet, or approximately 3.4% of the net retail rentable area. The Fontina Grille is an upscale restaurant. The Fontina Grille lease expires in September 2011.

    The following table presents information relating to the major retail tenants at the Mortgaged Property:

	% of Actual	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Safeway	20.1%	53,754	41.6%	January 2021
Long and Foster Real Estate, Inc.	3.1%	4,929	3.8%	June 2009
The Fontina Grille	3.5%	4,414	3.4%	September 2011
State of the Art Dental Group	3.0%	3,693	2.9%	August 2011
Beer and Wine at King Farm	3.0%	3,632	2.8%	November 2011

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

The following table presents information relating to the lease rollover schedule at King Farm Village Center:

						% of	Cumulative %
						Actual	of Actual
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	Rent	Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2004	1	$28.70	1,800	0.9%	0.9%	1.7%	1.7%
2005	0	$0.00	0	0.0%	0.9%	0.0%	1.7%
2006	4	$29.74	4,573	2.4%	3.3%	4.5%	6.2%
2007	2	$28.27	2,521	1.3%	4.6%	2.4%	8.6%
2008	2	$28.25	2,555	1.3%	5.9%	2.4%	11.0%
2009	2	$24.81	5,921	3.0%	8.9%	4.9%	15.9%
2010	1	$30.00	2,467	1.3%	10.2%	2.5%	18.4%
2011	9	$29.58	24,071	12.4%	22.6%	23.7%	42.1%
2012	3	$28.35	5,665	2.9%	25.5%	5.3%	47.4%
2013	1	$30.00	1,500	0.8%	26.3%	1.5%	48.9%

(1)	Calculated based on approximate square footage occupied by each tenant.

The following table presents information relating to the multifamily unit configuration of the Mortgaged Property:

		Approximate	Approximate	% of Net
		Unit Size	Net Rentable Area	Rentable Area	Asking Rental
Unit Mix	No. of Units	(SF)	(SF)	(SF)	Range

2-BR/2-BA	46	1,303	59,952	92.4%	$1,425–$2,110
3-BR	3	1,643	4,928	7.6%	$2,055–$2,285

-	Escrows. The loan documents provide for the escrow of real estate taxes and replacement reserves. In addition, the loan documents required the borrower to deposit with the mortgagee a sum of $1,000,000 upon the closing of the King Farm Village Center Loan as additional collateral, to be released upon the Mortgaged Property achieving 95% occupancy. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents do not require a lock box account.

-	Management. Penrose Property Management is the property manager for the Mortgaged Property securing the Kings Farm Village Center Loan. The property manager is affiliated with the borrower and currently manages over 2.5 million square feet of commercial space in the Washington, D.C. metropolitan area.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

DOGWOOD FESTIVAL MARKET

Property Information
Number of Mortgaged Real Properties	1
Location (City/ State)	Flowood, MS
Property Type	Retail-Anchored
Size (Sq. Ft.)	187,523
Occupancy as of January 15, 2003	92.1%
Year Built	2002
Appraisal Value	$31,700,000
Underwritten Occupancy	91.3%
Underwritten Revenues	$3,432,865
Underwritten Total Expenses	$849,104
Underwritten Net Operating Income (NOI)	$2,583,761
Underwritten Net Cash Flow (NCF)	$2,498,960

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$25,336,764
Percentage of Cut-Off Date Pool Balance	2.8%
Cut-Off Date Loan Balance Per SF	$135
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.61%
Original Term / Amortization	120/360
Remaining Term/ Amortization	119/359
Cut-Off Date LTV	79.9%
Maturity Date LTV	67.1%
Underwritten DSCR on NOI	1.48x
Underwritten DSCR on NCF	1.43x

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

-	The Loan. The Mortgage Loan (the “Dogwood Festival Market Loan”) is secured by a first mortgage encumbering an anchored retail center located in Flowood, Mississippi. The Dogwood Festival Market Loan represents approximately 2.8% of the Cut-Off Date Pool Balance. The Dogwood Festival Market Loan was originated on March 10, 2003 and has a principal balance as of the Cut-Off Date of $25,336,764.

The Dogwood Festival Market Loan has a remaining term of 119 months and matures on March 11, 2013. The Dogwood Festival Market Loan may be prepaid on or after September 11, 2012, and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is Dogwood Festival, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Dogwood Festival Market Loan. The sponsor of the borrower is the Aronov Company (“Aronov”). Aronov, the largest privately-owned, full-service real estate company in the Southeast, owns, manages and has developed over 100 properties in 14 states including 13 malls. The retail portion of its portfolio currently totals approximately 14.75 million square feet.

-	The Property. The Mortgaged Property is an approximately 187,523 square foot anchored retail center situated on approximately 17.3 acres and constructed in 2002. The Mortgaged Property is located in Flowood, Mississippi, within the Jackson, Mississippi metropolitan statistical area. As of January 15, 2003, the occupancy rate for the Mortgaged Property securing the Dogwood Festival Market Loan was approximately 92.1%. The Mortgaged Property is shadow anchored by an approximately 114,000 square foot McRae’s. McRae’s is a subsidiary of Saks Incorporated, and is a moderate to high-end department store that typically offers a broad selection of quality fashion apparel, shoes, accessories and jewelry. McRae’s currently owns its own building and has a seven-year operating agreement with Dogwood Festival, LLC. Presently, McRae’s pays common area maintenance charges only. Dogwood Festival, LLC can repurchase the McRae’s property at the conclusion of McRae’s seven-year agreement. The largest tenant within the Mortgaged Property is Linens ’n Things, Inc. (“Linens ’n Things”), occupying approximately 31,919 square feet, or 17.0% of the net rentable area. Linens ’n Things is a national large-format retailer of home textiles, housewares and home accessories. The Linens ’n Things lease expires in January 2013. The second largest tenant is Old Navy, Inc. (“Old Navy”), which occupies approximately 25,029 square feet, or approximately 13.3% of the net rentable area. Old Navy is a global specialty retailer which operates stores selling casual apparel, personal care and other accessories for men, women, and children. The Old Navy lease expires in April 2007. Old Navy is a subsidiary of The Gap, which as of March 19, 2003, had senior unsecured debt ratings of “Ba3” (Moody’s), “BB+” (S&P) and “BB-” (Fitch). The third largest tenant is Borders Group, Inc., (“Borders”), which occupies approximately 23,116 square feet, or approximately 12.3% of the net rentable area. Borders is an operator of book and music superstores and mall-based bookstores throughout the world. The Borders lease expires in April 2022.

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of Gross
	Potential	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Linens ’n Things	11.4%	31,919	17.0%	January 2013
Old Navy	8.7%	25,029	13.3%	April 2007
Borders	10.1%	23,116	12.3%	April 2022
Casual Corner	5.6%	8,800	4.7%	April 2012
The Fisher Gap Stores, Inc.	4.6%	8,500	4.5%	April 2007

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

The following table presents information relating to the lease rollover schedule at Dogwood Festival Market:

							Cumulative %
						% of	of
						Actual	Actual
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	Rent	Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	0	$0	0	0.0%	0.0%	0.0%	0.0%
2004	0	$0	0	0.0%	0.0%	0.0%	0.0%
2005	0	$0	0	0.0%	0.0%	0.0%	0.0%
2006	0	$0	0	0.0%	0.0%	0.0%	0.0%
2007	10	$15.16	53,257	28.4%	28.4%	28.7%	28.7%
2008	1	$21.00	1,988	1.1%	29.5%	1.5%	30.2%
2009	2	$19.05	4,127	2.2%	31.7%	2.8%	33.0%
2010	0	$0	0	0.0%	31.7%	0.0%	33.0%
2011	0	$0	0	0.0%	31.7%	0.0%	33.0%
2012	7	$19.89	32,667	17.4%	49.1%	23.1%	56.1%
2013	7	$16.05	57,518	30.7%	79.8%	32.8%	88.9%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for the escrow of real estate taxes, insurance and replacement reserves. In addition, the loan documents require the borrower to deposit with mortgagee a sum of $80,000 per year for tenant improvements and leasing commissions, not to exceed $400,000 in the aggregate. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents do not require a lock box account.

-	Management. The Mortgaged Property is managed by Aronov Realty Management, Inc. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

FAIR LAKES CENTER

Property Information
Number of Mortgaged Real Properties	1
Location (City/ State)	Fairfax, VA
Property Type	Retail-Shadow
Anchored
Size (Sq. Ft.)	129,772
Occupancy as of March 3, 2003	100.0%
Year Built	1993-1994
Appraisal Value	$28,600,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$3,301,301
Underwritten Total Expenses	$968,026
Underwritten Net Operating Income (NOI)	$2,333,275
Underwritten Net Cash Flow (NCF)	$2,187,456

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$20,982,040
Percentage of Cut-Off Date Pool Balance	2.4%
Cut-Off Date Loan Balance Per SF	$162
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.88%
Original Term/ Amortization	120/360
Remaining Term/Amortization	119/359
Cut-Off Date LTV	73.4%
Maturity Date LTV	62.1%
Underwritten DSCR on NOI	1.56x
Underwritten DSCR on NCF	1.47x

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

-	The Loan. The Mortgage Loan (the “Fair Lakes Center Loan”) is secured by a first deed of trust encumbering a shadow anchored retail center located in Fairfax, Virginia. The Fair Lakes Center Loan represents approximately 2.4% of the Cut-Off Date Pool Balance. The Fair Lakes Center Loan was originated on March 5, 2003 and has a principal balance as of the Cut-Off Date of $20,982,040.

The Fair Lakes Center Loan has a remaining term of 119 months and matures on March 11, 2013. The Fair Lakes Center Loan may be prepaid on or after December 11, 2012, and permits defeasance with United States government obligations beginning three years after its first payment date.

-	The Borrower. The borrower is Fair Lakes Center Associates L.P. Legal counsel to the borrower delivered a non- consolidation opinion in connection with the origination of the Fair Lakes Center Loan. The sponsor of the borrower is Milton Peterson. Mr. Peterson is a principal and Chairman of the Peterson Companies, one of the largest and most successful real estate development companies in the Washington, D.C. region. Peterson Companies has built a reputation for excellence over the past thirty-five years developing approximately 20,000 residential lots, 3 million square feet of retail space and 4 million square feet of high quality office space.

-	The Property. The Mortgaged Property is an approximately 129,772 square foot shadow anchored retail center situated on approximately 17.8 acres and constructed between 1993-1994. The Mortgaged Property is located in Fairfax, Virginia, within the Washington, D.C. metropolitan statistical area. As of March 3, 2003, the occupancy rate for the Mortgaged Property securing the Fair Lakes Center Loan was approximately 100.0%. Adjacent shadow anchors include Target, BJ’s Wholesale Club, Best Buy, Wal-Mart, Toys R Us and Petsmart. The largest tenant within the Mortgaged Property is the Rugged Wearhouse (“Rugged Wearhouse”), occupying approximately 12,252 square feet, or approximately 9.4% of the net rentable area. The Rugged Wearhouse sells a variety of branded outdoor and work wear apparel, shoes and accessories for men, women and children. The Rugged Wearhouse lease expires in August 2007. The second largest tenant is JJ’s Hallmark & Lamp Factory (“JJ’s Hallmark”), occupying approximately 12,000 square feet, or approximately 9.2% of the net rentable area. The JJ’s Hallmark lease expires in January 2004. The third largest tenant is Modell’s Sporting Goods (“Modell’s”), occupying approximately 10,800 square feet, or approximately 8.3% of the net rentable area. Modell’s, founded in 1889, is the nation’s oldest family-owned retailer of sporting goods and apparel. The Modell’s lease expires in April 2012.

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of Gross
	Potential	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Rugged Wearhouse	5.5%	12,252	9.4%	August 2007
JJ’s Hallmark & Lamp Factory	7.3%	12,000	9.2%	January 2004
Modell’s Sporting Goods	7.4%	10,800	8.3%	April 2012
Don Pablo’s	5.0%	10,000	7.7%	December 2004
The Market Home Furnishings	6.5%	9,148	7.0%	December 2010

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

The following table presents information relating to the lease rollover schedule at Fair Lakes Center:

						% of	Cumulative %
						Actual	of Actual
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	Rent	Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	4	$19.21	13,017	10.0%	10.0%	10.2%	10.2%
2004	10	$18.04	43,404	33.4%	43.5%	31.8%	42.0%
2005	1	$22.85	6,500	5.0%	48.5%	6.0%	48.0%
2006	1	$20.00	6,426	5.0%	53.4%	5.2%	53.2%
2007	6	$17.47	31,063	23.9%	77.4%	22.0%	75.3%
2008	1	$26.78	2,500	1.9%	79.3%	2.7%	78.0%
2009	3	$28.89	6,914	5.3%	84.6%	8.1%	86.1%
2010	1	$17.50	9,148	7.0%	91.7%	6.5%	92.6%
2011	0	$0.00	0	0.0%	91.7%	0.0%	92.6%
2012	1	$16.80	10,800	8.3%	100.0%	7.4%	100.0%
2013	0	$0.00	0	0.0%	100.0%	0.0%	100.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for the escrow of real estate taxes and replacement reserves. In addition, the loan documents require the borrower to deposit with mortgagee a sum of $75,000 per year for tenant improvements and leasing commissions, not to exceed $225,000 in the aggregate. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents do not require a lock box account.

-	Management. Peterson Retail Management, a division of The Peterson Companies, is the property manager for the Mortgaged Property securing the Fair Lakes Center Loan. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

LEXINGTON CROSSING APARTMENTS

Property Information
Number of Mortgaged Real Properties	1
Location (City/ State)	Gainesville, FL
Property Type	Multifamily-Student
Housing
Size (Units)	300
Occupancy as of December 2, 2002	83.9%
Year Built	1996–1997
Appraisal Value	$26,000,000
Underwritten Occupancy	83.0%
Underwritten Revenues	$4,813,709
Underwritten Total Expenses	$2,742,826
Underwritten Net Operating Income (NOI)	$2,070,883
Underwritten Net Cash Flow (NCF)	$1,986,883

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$20,730,000
Percentage of Cut-Off Date Pool Balance	2.3%
Cut-Off Date Loan Balance Per Unit	$69,100
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.10%
Original Term / Amortization	60/360
Remaining Term/ Amortization	59/360
Cut-Off Date LTV	79.7%
Maturity Date LTV	76.3%
Underwritten DSCR on NOI	1.53x
Underwritten DSCR on NCF	1.47x

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

-	The Loan. The Mortgage Loan (the “Lexington Crossing Apartments Loan”) is secured by a first mortgage encumbering a 300-unit multifamily complex located in Gainesville, Florida. The Lexington Crossing Apartments Loan represents approximately 2.3% of the Cut-Off Date Pool Balance. The Lexington Crossing Apartments Loan was originated on February 18, 2003 and has a principal balance as of the Cut-Off Date of $20,730,000. The Lexington Crossing Apartments Loan provides for interest-only payments for the first 24 months of its term, and thereafter, for fixed monthly payments of principal and interest.

The Lexington Crossing Apartments Loan has a remaining term of 59 months and matures on March 11, 2008. The Lexington Crossing Apartments Loan may be prepaid on or after December 11, 2007, and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is Lexington Crossing Owner, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lexington Crossing Apartments Loan. The sponsors are George Lane III and Marc S. Pollack, both of whom have been active commercial real estate developers and managers for approximately 20 years. Mr. Lane is the CEO of the Lane Companies, which are involved in the development of, investment in and management of multifamily properties across the country. Over the past 20 years Mr. Lane has been responsible for managing approximately 250,000 apartment units across the country. Mr. Pollack is the President of Realty Development Corporation and Lane Realty Advisors, part of the Lane Companies, which focus on the development of class “A” multifamily communities. Mr. Pollack has been responsible for the development, brokerage and management of over 5000 apartment units in his 18 years in the business.

-	The Property. The Mortgaged Property is a 300-unit apartment complex consisting of 13 buildings situated on approximately 27.8 acres in Gainesville, Florida, within the Gainesville, Florida metropolitan statistical area and constructed in 1996-1997. As of December 2, 2002, the occupancy rate for the Mortgaged Property securing the Lexington Crossing Apartments Loan was approximately 83.9%. The Mortgaged Property includes such amenities as two swimming pools, two clubhouses, three sand volleyball courts, two tennis courts and two basketball courts. Adjacent to each clubhouse is a single-story building equipped with fitness equipment, storage rooms and restrooms. Unit amenities include washer and dryer, refrigerator, dishwasher and a microwave oven.

The following table presents information relating to the unit configuration of the Mortgaged Property:

		Approximate	Approximate Net	% of Net
	No. of	Unit Size	Rentable Area	Rentable	Asking Rental
Unit Mix	Units/BR	(SF)	(SF)	Area (SF)	Rate (Unit/BR)

2-BR/2-BA	36/72	900	32,400	8.5%	$1,090/$545
3-BR/3-BA	108/324	1,160	125,280	32.8	$1,410/$470
4-BR/4-BA	156/624	1,440	224,640	58.8	$1,860/$465

Total/Weighted Average	300/1020	1,274	382,320	100.0%	$1,606/$472/BR/$1.26/SF

-	Escrows. The loan documents provide for the escrow of real estate taxes, insurance and replacement reserves. In addition, the loan documents require the borrower to deposit $772,382 in a capital improvement escrow. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the Lexington Crossing Apartments Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x, or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Property Management. The Mortgaged Property is managed by Realty Management Corp. doing business as Lane Realty, an owner affiliated entity. The Lane Company is an apartment property management firm operating in the United States with a portfolio of approximately 32,000 units and activities in 11 states.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

POINT PLAZA EAST

Property Information
Number of Mortgaged Properties	1
Location (City, State)	Tumwater, WA
Property Type	Office-Suburban
Size (Sq. Ft.)	149,798
Occupancy as of February 18, 2003	97.5%(1)
Year Built	2001
Appraisal Value	$27,860,000
Underwritten Occupancy	95.0%(1)
Underwritten Revenues	$2,550,482
Underwritten Total Expenses	$440,626
Underwritten Net Operating Income (NOI)	$2,109,856
Underwritten Net Cash Flow (NCF)	$1,988,643

Mortgage Loan Information
Mortgage Loan Seller	Artesia
Cut-Off Date Balance	$20,679,772
Percentage of Cut-Off Date Pool Balance	2.3%
Cut-Off Date Loan Balance Per SF/Unit	$138
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.35%
Original Term/ Amortization	60/360
Remaining Term/ Amortization	59/359
Cut-Off Date LTV	74.2%
Maturity Date LTV	68.9%
Underwritten DSCR on NOI	1.52x
Underwritten DSCR on NCF	1.43x

(1)	Occupancy includes the Department of Health space scheduled for occupancy in July 2003.

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

-	The Loan. The Mortgage Loan (the “Point Plaza East Loan”) is secured by a first deed of trust encumbering an office building located in Tumwater, Washington. The Point Plaza East Loan represents approximately 2.3% of the Cut-Off Date Pool Balance. The Point Plaza East Loan was originated on March 6, 2003 and has a principal balance as of the Cut-Off Date of $20,679,772.

-	The Point Plaza East Loan is an ARD loan and has a remaining term of 59 months to its anticipated repayment date of March 11, 2008. The Point Plaza East Loan may be prepaid on or after January 11, 2008, and permits defeasance with United States government obligations beginning three years after its first payment date.

-	The Borrower. The Borrower is Vine Street Investors-Conduit One, LLC, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Point Plaza East Loan. The sponsor of the borrower is J. Brent McKinley. Mr. McKinley is the largest single landlord for the State of Washington with over 25 years of experience in developing, owning, and managing properties leased to the State of Washington.

-	The Property. The Mortgaged Property is an approximately 149,798 square foot office building situated on approximately 6.75 acres and was constructed in 2001. The Mortgaged Property is located in Tumwater, Washington, within the Olympia, Washington metropolitan statistical area. As of February 18, 2003, the occupancy rate for the Mortgaged Property securing the Point Plaza East Loan was approximately 97.5%. The largest tenant is the Department of Social & Health Services (“Department of S&H Services”) occupying approximately 70,184 square feet, or approximately 46.9% of the net rentable area. The Department of S&H Services lease expires in December 2011. The second largest tenant is the Washington State Library (“Washington State Library”) occupying approximately 49,904 square feet, or approximately 33.3% of the net rentable area. The Washington State Library lease expires in December 2011. The third largest tenant is the Department of Retirement Systems (“Department of Retirement Systems”) occupying approximately 12,956 square feet, or approximately 8.6% of the net rentable area. The Department of Retirement Systems lease expires in January 2009. As of March 19, 2003 the State of Washington had a long-term debt rating of “AA+” (S&P), “Aa1” (Moody’s) and “AA” (Fitch). All leases are with the State of Washington.

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of
	Gross	Net
	Potential	Rentable	% of Net	Date of Lease
Tenant	Rent	Area(SF)	Rentable Area	Expiration

Department of Social & Health Services	46.1%	70,184	46.9%	December 2011
Washington State Library	36.3%	49,904	33.3%	December 2011
Department of Retirement Systems	9.2%	12,956	8.6%	January 2009
Department of Health	8.3%	12,500	8.3%	June 2009

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

The following table presents information relating to the lease rollover schedule at Point Plaza East:

							Cumulative
						% of Actual	% of Actual
	# of Leases	WA Base Rent/SF		% of Total	Cumulative of	Rent	Rent
Year	Rolling	Rolling	Total SF Rolling	SF Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2004	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2005	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2006	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2007	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2008	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2009	2	$17.36	25,456	17.0%	17.0%	17.6%	17.6%
2010	0	$0.00	0	0.0%	17.0%	0.0%	17.6%
2011	2	$17.25	120,088	80.2%	97.2%	82.4%	100.0%
2012	0	$0.00	0	0.0%	97.2%	0.0%	100.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for escrows of real estate taxes, insurance and replacement reserves. A springing tenant improvement and leasing commission reserve will be required if the Department of Retirement does not exercise its lease renewal option. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

-	Hyper-Amortization. Commencing on the anticipated repayment date of March 11, 2008, if the Point Plaza East Loan is not paid in full, the Point Plaza East Loan enters into a hyper-amortization period through March 11, 2033. The interest rate applicable to the Point Plaza East Loan during the hyper-amortization period is 7.35%.

-	Management. Transwestern Real Estate Services Inc. is the property manager for the Mortgaged Property securing the Point Plaza East Loan. Transwestern Real Estate Services Inc. is the leasing and/or managing agent for more than 43 properties with approximately 1.7 million square feet valued at approximately $175.6 million. Transwestern Real Estate Services Inc. is 100% owned by J. Brent McKinley, the sponsor of the borrower. Transwestern Real Estate Services Inc. was organized in January 1978 as a real estate brokerage firm. Today, its primary activities are to provide management services to the Vine Street Group of limited liability companies and to contract remodeling services to the Vine Street Group and the State of Washington or its agencies.

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

PACIFIC PARK APARTMENTS

Property Information
Number of Mortgaged Real Properties	1
Location (City/ State)	Torrance, CA
Property Type	Multifamily- Conventional
Size (Units)	152
Occupancy as of November 7, 2002	91.5%
Year Built	1963
Appraisal Value	$24,300,000
Underwritten Occupancy	90.9%
Underwritten Revenues	$2,491,694
Underwritten Total Expenses	$759,101
Underwritten Net Operating Income (NOI)	$1,732,593
Underwritten Net Cash Flow (NCF)	$1,694,593

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$18,760,000
Percentage of Cut-Off Date Pool Balance	2.1%
Cut-Off Date Loan Balance Per Unit	$123,421
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.43%
Original Term / Amortization	60/360
Remaining Term/ Amortization	58/360
Cut-Off Date LTV	77.2%
Maturity Date LTV	73.5%
Underwritten DSCR on NOI	1.37x
Underwritten DSCR on NCF	1.34x

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Top 10

-	The Loan. The Mortgage Loan (the “Pacific Park Apartments Loan”) is secured by a first deed of trust encumbering a 152-unit multifamily complex located in Torrance, California. The Pacific Park Apartments Loan represents approximately 2.1% of the Cut-Off Date Pool Balance. The Pacific Park Apartments Loan was originated on January 13, 2003 and has a principal balance as of the Cut-Off Date of $18,760,000. The Pacific Park Apartments Loan provides for interest-only payments for the first 18 months of its term, and thereafter, fixed monthly payments of principal and interest.

The Pacific Park Apartments Loan has a remaining term of 58 months and matures on February 11, 2008. The Pacific Park Apartments Loan may be prepaid on or after December 11, 2007, and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is Granite Pacific Park, LLC, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Pacific Park Apartments Loan. The sponsors are Allen Boerner and Sal DiMercurio. Mr. Boerner is the CEO of Granite Investment Group, which specializes in the ownership of multifamily properties. He has over 25 years of real estate investment experience and his company currently has interests in 14 properties (approximately 2,286 multifamily units and 241,000 square feet of commercial space) located in California, Arizona and Washington. Dr. DiMercurio is an experienced real estate investor with current interests in approximately 13 investment properties, including approximately 2,700 multifamily units.

-	The Property. The Mortgaged Property is a 152-unit garden-style apartment complex consisting of 12 buildings situated on approximately 3.6 acres in Torrance, California, within the Los Angeles, California metropolitan statistical area. The Mortgaged Property was constructed in 1963 with extensive renovations completed in 2000. As of November 7, 2002, the occupancy rate for the Mortgaged Property securing the Pacific Park Apartments Loan was approximately 91.5%. The Mortgaged Property includes such amenities as a pool, a heated spa, a clubhouse/recreation building and an on-site leasing office. The two-storied clubhouse features a billiards table, a ping-pong table and an entertainment/lounge area. Additionally, the Mortgaged Property features four laundry-room buildings each equipped with three washers and three dryers.

The following table presents information relating to the unit configuration of the Mortgaged Property:

			Approximate Net	% of Net
		Approximate	Rentable Area	Rentable Area	Asking Rental
Unit Mix	No. of Units	Unit Size (SF)	(SF)	(SF)	Range

1-BR/1-BA	4	820	3,280	2.0%	$1,165
2-BR/1.5-BA	28	1,150	32,200	19.5	$1,500
2-BR/2-BA	102	1,050	107,100	64.9	$1,575
3-BR/2-BA	18	1,250	22,500	13.6	$1,810

Total/ Weighted Average	152	1,086	165,080	100%	$1,578/1.45/ SF

-	Escrows. The loan documents provide for the escrow of real estate taxes, insurance and replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the Pacific Park Apartments Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.20x, or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be deposited by the property manager into a lock box account designated by the mortgagee.

-	Subordinate Mortgage Debt. Wachovia Bank, National Association has provided $2,293,000 of subordinate financing secured by a second mortgage. The subordinate financing is also secured by equity interests in the borrower. The subordinate financing is co-terminus with the first mortgage and an intercreditor agreement has been executed. See “DESCRIPTION OF THE MORTGAGE POOL — Certain Terms and Conditions of the Mortgage Loans — Other Financing” in the preliminary prospectus supplement.

-	Property Management. Preferred Realty Advisors is the property manager for the Mortgaged Property securing the Pacific Park Apartments Loan. The property manager is based in Los Angeles and currently manages more than 2,000 multifamily units and more than 300,000 square feet of commercial space.

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

Additional Mortgage Loan Information

-	General. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross- collateralized and cross-defaulted Mortgage Loans.

-	Significant Sponsor Concentrations.

						% of
				Aggregate	% of	Cut-Off	Weighted		Weighted
	# of			Cut-Off	Cut-Off	Date	Average	Weighted	Average
	Loans/	Loan	Loan	Date	Date Pool	Group 1	Cut-Off	Average	Mortgage
Sponsor	Properties	Numbers	Group	Balance	Balance	Balance	Date LTV	DSCR	Rate

Jay Kaiser	6/6	12, 18, 45, 96, 116, 117	1	$43,940,000	4.9%	6.8%	77.5%	1.37x	5.58%
Bernard Orsi	5/5	25, 28, 29, 41, 72	1	$40,702,284	4.6%	6.3%	64.2%	1.60x	5.38%

-	Cross-Collateralized and Cross-Defaulted Mortgage Loans. Two (2) groups of Mortgage Loans, representing approximately 8.2% of the Cut-Off Date Pool Balance (11.3% of the Cut-Off Date Group 1 Balance) are cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

-	Subordinate Financing. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the lender’s prior consent. One (1) Mortgage Loan, representing 2.1% of the Cut-Off Date Pool Balance (2.9% of the Cut-Off Date Group 1 Balance), has existing subordinated debt secured by the related Mortgaged Property, subject to the terms of a subordination and standstill agreement in favor of the lender. One (1) Mortgage Loan, representing approximately 0.5% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 2 Balance), provides that the borrower under certain circumstances may incur additional subordinated debt secured by the related Mortgaged Property, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. One (1) Mortgage Loan, representing 0.5% of the Cut-Off Date Balance (1.6% of the Cut-Off Date Group 2 Balance), has existing unsecured debt incurred by the borrower other than in the ordinary course of business. Two (2) Mortgage Loans, representing approximately 3.1% of the Cut-Off Date Pool Balance (4.3% of the Cut-Off Date Group 1 Balance), provide that the borrower under certain circumstances may incur, without lender consent, additional unsecured

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C4

indebtedness other than in the ordinary course of business. With respect to 1 Mortgage Loan, representing approximately 0.5% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 2 Balance), the ownership interests of the direct or indirect owners of the related borrowers have been pledged as security for mezzanine debt, subject to the terms of an intercreditor agreement entered into in favor of the lender. With respect to 11 Mortgage Loans, representing approximately 13.3% of the Cut-Off Date Pool Balance (10 Mortgage Loans or 17.7% of the Cut-Off Date Group 1 Balance and 1 Mortgage Loan or 1.9% of the Cut-Off Date Group 2 Balance), the related mortgage loan documents provide that, under certain circumstances, the entities with a controlling ownership interest in the borrower may pledge their interests as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. Further, certain of the Mortgage Loans included in the trust fund do not prohibit limited partners or other owners of non-controlling interests in the related borrower from pledging their interests in the borrower as security for mezzanine debt.

-	Environmental Considerations. With respect to 3 mortgage Loans, representing approximately 1.6% of the Cut-Off Date Pool Balance (2.3% of the Cut-Off Date Group 1 Balance), the related borrower was required to obtain a secured creditor impaired property environmental insurance policy, with respect to the related Mortgaged Properties in lieu of or in addition to environmental escrows established. Each such policy was issued by a subsidiary of American International Group, which has a financial strength rating of “AAA” (S&P). The applicable premiums to the secured creditor impaired property environmental insurance policies were paid in full at the time of the respective loan closings. With respect to 6 Mortgage Loans, representing approximately 4.9% of the Cut-Off Date Pool Balance (6.8% of the Cut-Off Date Group 1 Balance), the related borrower was required to obtain a pollution legal liability select policy, with respect to the related Mortgaged Properties in lieu of or in addition to environmental escrows established. Each such policy was issued by Steadfast Insurance Company, which has a financial strength rating of “A+” (S&P). With respect to 1 Mortgage Loan, representing 3.8% of the Cut-Off Date Balance (5.2% of the Cut-Off Date Group 1 Balance), the related borrower obtained a pollution legal liability select policy, with respect to the related Mortgaged Property in lieu of or in addition to environmental escrows established. This policy was issued by a subsidiary of American International Group, which has a financial strength rating of “AAA” (S&P).

NOTES

This material is for your private information and none of Wachovia Securities, Inc., ABN AMRO Incorporated or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

WACHOVIA	ABN AMRO Incorporated